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                                                                   Exhibit 10.41
                                                                   -------------

                          CREDIT AND SECURITY AGREEMENT

                           Dated as of March __, 2001

          ACT TELECONFERENCING SERVICES, INC., a Minnesota corporation
(the "Borrower"), and WELLS FARGO BUSINESS CREDIT, INC., a Minnesota corporation (the "Lender"), hereby agree as follows:

                                   ARTICLE I

                                   Definitions
                                   -----------

          Section 1.1   Definitions. For all purposes of this Agreement, except
                        -----------
as otherwise expressly provided or unless the context otherwise requires:

          (a) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular; and all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP.

          "Accounts" means all of the Borrower's accounts, as such term is defined in the UCC, including without limitation the aggregate unpaid obligations of customers and other account debtors to the Borrower arising out of the sale or lease of goods or rendition of services by the Borrower on an open account or deferred payment basis.

          "Advance" means a Revolving Advance.

          "After-Tax Net Income" for a period means after-tax net income, excluding extraordinary gains and losses, as determined for such period in accordance with GAAP.

          "Affiliate" or "Affiliates" means the Guarantor and any other Person controlled by, controlling or under common control with the Borrower or the Guarantor, including (without limitation) any Subsidiary of the Borrower or the Guarantor. For purposes of this definition, "control," when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

          "Agreement" means this Credit and Security Agreement, as amended, supplemented or restated from time to time.

          "Availability" means the difference between (i) the Borrowing Base and
     (ii) the outstanding principal balance of the Revolving Note.
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          "Banking Day" means a day other than a Saturday, Sunday or other day on which banks are generally not open for business in Minneapolis, Minnesota and Denver, Colorado.

          "Book Net Worth" means the aggregate of the common and preferred stockholders' or members' equity in the Borrower, determined in accordance with GAAP.

          "Borrowing Base" means, at any time the lesser of:

          (a)  the Maximum Line; or

          (b) subject to change from time to time in the Lender's sole discretion, the sum of:

               (i)   85% of Eligible Billed Accounts, plus

               (ii) the lesser of (A) the Unbilled Account Cap and (B) 75% of Eligible Unbilled Accounts.

          "Capital Expenditures" for a period means any expenditure of money for the lease, purchase or other acquisition of any capital asset, or for the lease of any other asset whether payable currently or in the future, and whether or not capitalized on the Borrower's balance sheet.

          "Collateral" means all of the Borrower's Equipment, General Intangibles, Inventory, Receivables, Investment Property, all sums on deposit in any Collateral Account, and any items in any Lockbox; together with (i) all substitutions and replacements for and products of any of the foregoing; (ii) proceeds of any and all of the foregoing; (iii) in the case of all tangible goods, all accessions; (iv) all accessories, attachments, parts, equipment and repairs now or hereafter attached or affixed to or used in connection with any tangible goods; and (v) all warehouse receipts, bills of lading and other documents of title now or hereafter covering such goods.

          "Collateral Account" means the Lender Account, as such term is defined in the Lockbox Agreement.

          "Commitment" means the Lender's commitment to make Advances to or for the Borrower's account pursuant to Article II.

          "Concert Account Concentration Percentage" means 50%, provided,
                                                                --------
     however, that on the first day of each month following the Funding Date
     -------
     such percentage shall be reduced by 1% until such time as this percentage is equal to 40%.

          "Credit Facility" means the credit facility being made available to the Borrower by the Lender pursuant to Article II.

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          "Current Maturities of Long Term Debt" as of a given date  means the amount of the Borrower's long-term debt and capitalized leases which became due during the measurement period ending on the designated date.

          "Debt" of any Person means all items of indebtedness or liability which in accordance with GAAP would be included in determining total liabilities as shown on the liabilities side of a balance sheet of that Person as at the date as of which Debt is to be determined. For purposes of determining a Person's aggregate Debt at any time, "Debt" shall also include the aggregate payments required to be made by such Person at any time under any lease that is considered a capitalized lease under GAAP.

          "Debt Service Coverage Ratio" means the ratio of (i) the sum of (A) Funds from Operations and (B) Interest Expense minus (C) Capital
                                                    -----
     Expenditures which are not financed with the proceeds of any Advances made under the Credit Facility to (ii) the sum of (A) Current Maturities of Long Term Debt and (B) Interest Expense.

          "Default" means an event that, with giving of notice or passage of time or both, would constitute an Event of Default.

          "Default Period" means any period of time beginning on the first day of any month during which a Default or Event of Default has occurred and ending on the date the Lender notifies the Borrower in writing that such Default or Event of Default has been cured or waived.

          "Default Rate" means an annual rate equal to three percent (3%) over the Revolving Floating Rate, which rate shall change when and as the Revolving Floating Rate changes.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

          "Eligible Accounts" means all unpaid Accounts, net of any credits, except the following shall not in any event be deemed Eligible
     Accounts:

               (i) That portion of Accounts unpaid 90 days or more after the invoice date;

               (ii) That portion of Accounts that is (A) disputed or (B) subject to a claim of offset or a contra account;

               (iii) That portion of Accounts not yet earned by the final delivery of goods or rendition of services, as applicable, by the Borrower to the customer;

               (iv) Accounts owed by any unit of government, whether foreign or domestic (provided, however, that there shall be included in Eligible Accounts

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          that portion of Accounts owed by such units of government for which the Borrower has provided evidence satisfactory to the Lender that (A) the Lender has a first priority perfected security interest and (B) such Accounts may be enforced by the Lender directly against such unit of government under all applicable laws);

               (v) Accounts owed by an account debtor located outside the United States and Canada which are not (A) backed by a bank letter of credit naming the Lender as beneficiary or assigned to the Lender, in the Lender's possession and acceptable to the Lender in all respects, in its sole discretion, or (B) covered by a foreign receivables insurance policy acceptable to the Lender in its sole discretion;

               (vi) Accounts owed by an account debtor that is insolvent, the subject of bankruptcy proceedings or has gone out of business;

               (vii) Accounts owed by a shareholder, member, Subsidiary, Affiliate, officer or employee of the Borrower;

               (viii) Accounts not subject to a duly perfected security interest in the Lender's favor or which are subject to any lien, security interest or claim in favor of any Person other than the Lender including without limitation any payment or performance bond;

               (ix) That portion of Accounts that has been restructured, extended, amended or modified;

               (x) That portion of Accounts that constitutes advertising, finance charges, service charges or sales or excise taxes;

               (xi) Accounts owed by an account debtor, regardless of whether otherwise eligible, if 10% or more of the total amount due under Accounts from such debtor is ineligible under clauses (i), (ii)(A) or
          (ix) above;

               (xii) That portion of the aggregate Accounts of a single customer that exceeds 15% of all Accounts of the Borrower; provided,
                                                                     --------
          however, that (x) with respect to Accounts of Concert Global Networks
          -------
          Limited, such limit shall instead be equal to the Concert Account Concentration Percentage (which limit shall be reviewed periodically and may be reduced in the Lender's sole discretion) and (y) with respect to Accounts of Ernst & Young, LLP, such limit shall instead be equal to 35% (which limit shall be reviewed periodically and may be reduced in the Lender's sole discretion); and

               (xiii) Accounts, or portions thereof, otherwise deemed ineligible by the Lender in its sole discretion.

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          "Eligible Billed Accounts" means all Eligible Accounts other than Eligible Unbilled Accounts.

          "Eligible Unbilled Accounts" means all Eligible Accounts (i) which are fully earned by the Borrower by rendition of services (which services have been accepted by the customer) and are immediately billable by the Borrower, net of any credits, (ii) which have been properly documented by the Borrower, and (iii) for which invoices have not yet been sent by the Borrower to the customer; provided, however, that the following shall not
                               --------  -------
     in any event be deemed Eligible Unbilled Accounts:

               (i) Accounts which are not billed on or before the last day of the month during which the underlying rendition of services were extended; and

               (ii) Accounts for which there is no underlying contract, task order or equivalent writing satisfactory to Lender in its sole discretion, and that portion of such Accounts in excess of the contract price or amount set out in the underlying contract, task order or equivalent writing for such amounts.

                  "Environmental Laws" has the meaning specified in
                   Section 5.12.

          "Equipment" means all of the Borrower's equipment, as such term is defined in the UCC, whether now owned or hereafter acquired, including but not limited to all present and future machinery, vehicles, furniture, fixtures, manufacturing equipment, shop equipment, office and recordkeeping equipment, parts, tools, supplies, and including specifically (without limitation) the goods described in any equipment schedule or list herewith or hereafter furnished to the Lender by the Borrower.

          "Event of Default" has the meaning specified in Section 8.1.

          "Funding Date" has the meaning given in Section 2.1.

          "Funds From Operations" for a given period means the sum of (i) Net Income, (ii) depreciation and amortization, (iii) deferred income taxes, and (iv) other non-cash items, each as determined for such period in accordance with GAAP.

          "GAAP" means generally accepted accounting principles, applied on a basis consistent with the accounting practices applied in the financial statements described in Section 5.5.

          "General Intangibles" means all of the Borrower's general intangibles, as such term is defined in the UCC, whether now owned or hereafter acquired, including (without limitation) all present and future patents, patent applications, copyrights, trademarks, trade names, trade secrets, customer or supplier lists and contracts, manuals, operating instructions, permits, franchises, the right to use the Borrower's name, and the goodwill of the Borrower's business.

          "Guarantor" means ACT Teleconferencing, Inc., a Colorado corporation.

          "Hazardous Substance" has the meaning given in Section 5.12.

          "Interest Expense" means, for a fiscal year-to-date period, the Borrower's total gross interest expense during such period (excluding interest income), and shall in any event include, without limitation, (i) interest expensed (whether or not paid) on all Debt, (ii) the amortization of debt discounts, (iii) the amortization of all fees payable in connection with the incurrence of Debt to the extent included in interest expense, and
     (iv) the portion of any capitalized lease obligation allocable to interest expense.

          "Inventory" means all of the Borrower's inventory, as such term is defined in the UCC, whether now owned or hereafter acquired, whether consisting of whole goods, spare parts or components, supplies or materials, whether acquired, held or furnished for sale, for lease or under service contracts or for manufacture or processing, and wherever located.

          "Investment Property" means all of the Borrower's investment property, as such term is defined in the UCC, whether now owned or hereafter acquired, including but not limited to all securities, security entitlements, securities accounts, commodity contracts, commodity accounts, stocks, bonds, mutual fund shares, money market shares and U.S. Government securities.

          "Loan Documents" means this Agreement, the Note and the Security Documents.

          "Lockbox" has the meaning given in the Lockbox Agreement.

          "Lockbox Agreement" means the Lockbox and Collection Account Agreement by and among the Borrower, Wells Fargo Bank, Regulus West, LLC and the Lender, of even date herewith.

          "Maturity Date" means March ____, 2004.

          "Maximum Line" means $4,000,000, unless said amount is reduced pursuant to Section 2.8, in which event it means the amount to which said amount is reduced.

          "Minimum Interest Charge" has the meaning given in Section 2.2(b).

          "Net Income" for a period means before-tax net income, excluding extraordinary gains and losses, as determined for such period in accordance with GAAP.

          "Note" means the Revolving Note.

          "Obligations" means the Note and each and every other debt, liability and obligation of every type and description which the Borrower may now or at any time hereafter owe to the Lender, whether such debt, liability or obligation now exists or is hereafter created or incurred, whether it arises in a transaction involving the Lender alone or in a transaction involving other creditors of the Borrower, and whether it is direct or indirect, due or to become due, absolute or contingent, primary or secondary, liquidated or unliquidated, or sole, joint, several or joint and several, and including specifically, but not limited to, all indebtedness of the Borrower arising under this Agreement, the Note or any other loan or credit agreement or guaranty between the Borrower and the Lender, whether now in effect or hereafter entered into.

          "Permitted Intercompany Debt" means indebtedness of the Borrower owing to a Sister Company which is represented on the books of the Borrower as an accounts payable in favor of such Sister Company.

          "Permitted Intercompany Advances" means loans or advances by the Borrower to a Sister Company which are represented on the books of the Borrower as accounts receivable owing to the Borrower by such Sister Company.

          "Permitted Intercompany Transfers" means the balance of (i) Permitted Intercompany Debt after setoff by Borrower of any Permitted Intercompany Advances or (ii) Permitted Intercompany Advances after setoff by Borrower of any Permitted Intercompany Debt, as applicable; provided that the
                                                        --------
     Borrower maintains, with the consent of the applicable Sister Company, the right to setoff all applicable accounts receivable and accounts payable relating to any such Permitted Intercompany Transfer.

          "Permitted Lien" has the meaning given in Section 7.1.

          "Person" means any individual, corporation, partnership, joint venture, limited liability company, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

          "Plan" means an employee benefit plan or other plan maintained for the Borrower's employees and covered by Title IV of ERISA.

          "Premises" means all premises where the Borrower conducts its business and has any rights of possession, including (without limitation) the premises described in Exhibit D attached hereto.

          "Prime Rate" means the rate of interest publicly announced from time to time by Wells Fargo Bank, N.A.-San Francisco as its "prime rate" or, if such bank ceases to announce a rate so designated, any similar successor rate designated by the Lender.

          "Receivables" means each and every right of the Borrower to the payment of money, whether such right to payment now exists or hereafter arises, whether such right to payment arises out of a sale, lease or other disposition of goods or other property, out of a rendering of services, out of a loan, out of the overpayment of taxes or other liabilities, or otherwise arises under any contract or agreement, whether such right to payment is created, generated or earned by the Borrower or by some other person who subsequently transfers such person's interest to the Borrower, whether such right to payment is or is not already earned by performance, and howsoever such right to payment may be evidenced, together with all other rights and interests (including all liens and security interests) which the Borrower may at any time have by law or agreement against any account debtor or other obligor obligated to make any such payment or against any property of such account debtor or other obligor; all including but not limited to all present and future accounts, contract rights, loans and obligations receivable, chattel papers, bonds, notes and other debt instruments, tax refunds and rights to payment in the nature of general intangibles.

          "Reportable Event" shall have the meaning assigned to that term in Title IV of ERISA.

          "Revolving Advance" has the meaning given in Section 2.1.

          "Revolving Credit Facility" means the revolving credit facility being made available to the Borrower by the Lender pursuant to Section 2.1 and
     Article II generally.

          "Revolving Floating Rate" means an annual rate equal to the sum of the Prime Rate plus one-half of one percent (0.50%), which annual rate shall change when and as the Prime Rate changes.

          "Revolving Note" means the Borrower's revolving promissory note, payable to the order of the Lender in substantially the form of Exhibit A hereto and any note or notes issued in substitution therefor, as the same may hereafter be amended, supplemented or restated from time to time.

          "Security Documents" means this Agreement, the Lockbox Agreement, and any other document delivered to the Lender from time to time to secure the Obligations, as the same may hereafter be amended, supplemented or restated from time to time.

          "Security Interest" has the meaning given in Section 3.1.

          "Sister Company" means a Subsidiary of the Guarantor other than the Borrower.

          "Subordination Agreement" means the Subordination Agreement of even date herewith, executed by the Guarantor in the Lender's favor and acknowledged by the Borrower, and any other subordination agreement accepted by the Lender from time to time, as the same may hereafter be amended, supplemented or restated from time to time.

          "Subsidiary" means any corporation or other entity of which more than 50% of the outstanding shares of capital stock or other ownership interests having general voting power under ordinary circumstances to elect a majority of the board of directors or other governing body of such entity, irrespective of whether or not at the time stock or other equity interests of any other class or classes shall have or might have voting power by reason of the happening of any contingency, is at the time directly or indirectly owned by the Borrower, by the Borrower and one or more other Subsidiaries, or by one or more other Subsidiaries.

          "Termination Date" means the earliest of (i) the Maturity Date, (ii) the date the Borrower terminates the Credit Facility, or (iii) the date the Lender demands payment of the Obligations after an Event of Default pursuant to Section 8.2.

          "UCC" means the Uniform Commercial Code as in effect from time to time in the state designated in Section 9.13 as the state whose laws shall govern this Agreement, or in any other state whose laws are held to govern this Agreement or any portion hereof.

          "Unbilled Account Cap" means the lesser of (A) $750,000 and (B) 40% of all Accounts.

          "Wells Fargo Bank" means Wells Fargo Bank West, National Association.

           Section 1.2 Cross References. All references in this Agreement to
                       ----------------
Articles, Sections and subsections, shall be to Articles, Sections and subsections of this Agreement unless otherwise explicitly specified.

                                   ARTICLE II

                     Amount and Terms of the Credit Facility
                     ---------------------------------------

          Section 2.1 Revolving Advances. The Lender agrees, on the terms and
                      -------------------
subject to the conditions herein set forth, to make advances to the Borrower from time to time from the date all of the conditions set forth in Section 4.1 are satisfied or waived in writing by the Lender (the "Funding Date") to the Termination Date (the "Revolving Advances"). The Lender shall have no obligation to make a Revolving Advance if, after giving effect to such requested Revolving Advance, the sum of the outstanding and unpaid Revolving Advances would exceed the Borrowing Base. The Borrower's obligation to pay the Revolving Advances shall be evidenced by the Revolving Note and shall be secured by the Collateral as provided in Article III. Within the limits set forth in this Section 2.1, the Borrower may borrow, prepay pursuant to Section 2.6 and reborrow. The Borrower agrees to comply with the following procedures in requesting Revolving Advances under this Section 2.1:

          (a) The Borrower shall make each request for a Revolving Advance to the Lender before 11:00 a.m. (Denver time) of the day of the requested Revolving Advance. Requests may be made in writing or by telephone, specifying the date of the requested Revolving Advance and the amount thereof. Each request shall be by (i) any officer of the Borrower; or (ii) any person designated as the Borrower's agent by any officer of the Borrower in a writing delivered to the Lender; or (iii) any person whom the Lender reasonably believes to be an officer of the Borrower or such a designated agent.

          (b)  Upon fulfillment  of the applicable conditions  set forth in
     Article IV, the Lender shall disburse the proceeds of the requested Revolving Advance by crediting the same to the Borrower's demand deposit account maintained with Wells Fargo Bank unless the Lender and the Borrower shall agree in writing to another manner of disbursement. Upon the Lender's request, the Borrower shall promptly confirm each telephonic request for an Advance by executing and delivering an appropriate confirmation certificate to the Lender. The Borrower shall repay all Advances even if the Lender does not receive such confirmation and even if the person requesting an Advance was not in fact authorized to do so. Any request for an Advance, whether written or telephonic, shall be deemed to be a representation by the Borrower that the conditions set forth in Section 4.2 have been satisfied as of the time of the request.

         Section 2.2 Interest; Minimum Interest Charge; Default Interest; Usury.
                     ----------------------------------------------------------

          (a) Revolving Note. Except as set forth in Sections 2.4(c) and 2.4(e), the outstanding principal balance of the Revolving Note shall bear interest at the Revolving Floating Rate. Interest accruing on the Revolving Note shall be due and payable in arrears on the first day of each month.

          (b) Minimum Interest Charge. Notwithstanding the interest payable pursuant to Sections 2.4(a), the Borrower shall pay to the Lender interest on the Advances of not less than $10,000 per calendar month prorated for periods shorter than one month (the "Minimum Interest Charge") during the term of this Agreement, and the Borrower shall pay any deficiency between the Minimum Interest Charge and the amount of interest otherwise calculated under Sections 2.4(a) and 2.4(c) on the date and in the manner provided in
     Section 2.4.

          (c) Default Interest Rate. At any time during any Default Period, in the Lender's sole discretion and without waiving any of its other rights and remedies, the principal of the Advances outstanding from time to time shall bear interest at the Default Rate, effective for any periods designated by the Lender from time to time during that Default Period.

          (d) Participations. If any Person shall acquire a participation in the Advances under this Agreement, the Borrower shall be obligated to the Lender to pay the full amount of all interest calculated under this Agreement, along with all other fees, charges and other amounts due under this Agreement, regardless if such Person elects to accept interest with respect to its participation at a lower rate than the Revolving Floating Rate, or otherwise elects to accept less than its prorata share of such fees, charges and other amounts due under this Agreement.

          (e) Usury. In any event no rate change shall be put into effect which would result in a rate greater than the highest rate permitted by law. Notwithstanding anything to the contrary contained in any Loan Document, all agreements which either now are or which shall become agreements between the Borrower and the Lender are hereby limited so that in no contingency or event whatsoever shall the total liability for payments in the nature of interest,additional interest and other charges exceed the applicable limits imposed by any applicable usury laws.If any payments in the nature of interest, additional interest and other charges made under any Loan Document are held to be in excess of the limits imposed by any applicable usury laws, it is agreed that any such amount held to be in excess shall be considered payment of principal hereunder, and the indebtedness evidenced hereby shall be reduced by such amount so that the total liability for payments in the nature of interest, additional interest and other charges shall not exceed the applicable limits imposed by any applicable usury laws, in compliance with the desires of the Borrower and the Lender. This provision shall never be superseded or waived and shall control every other provision of the Loan Documents and all agreements between the Borrower and the Lender, or their successors and assigns.

          Section 2.3 Fees.
                      ----

          (a) Origination Fee. The Borrower hereby agrees to pay the Lender a fully earned and non-refundable origination fee of $10,000, due and payable upon the execution of this Agreement. The Lender acknowledges receipt of $14,000 toward payment of this fee and the fees, costs and expenses described in Sections 2.3(d) and 9.6.

          (b) Facility Fee. The Borrower hereby agrees to pay the Lender a fully earned, non-refundable facility fee in an amount equal to one-half of one percent (0.50%) of the Maximum Line, due and payable on the first anniversary of this Agreement and on each anniversary thereafter, but not on the Termination Date.

          (c)  Unused Line Fees.

               (i) For the purposes of this Section 2.3(c)(i), "Unused Amount" means the Maximum Line reduced by the aggregate amount of the outstanding Revolving Advances. The Borrower agrees to pay to the Lender an unused line fee on the Revolving Credit Facility at the rate of one-quarter of one percent (0.25%) per annum on the average daily Unused Amount from the date of this Agreement to and including the Termination Date, due and payable monthly in arrears on the first day of the month and on the Termination Date.

          (d) Audit Fees. The Borrower hereby agrees to pay the Lender, on demand, audit fees in connection with any audits or inspections conducted by the Lender of any Collateral or the Borrower's operations or business at the rates established from time to time by the Lender as its audit fees (which fees are currently $80 per hour per auditor), together with all actual out-of-pocket costs and expenses incurred in conducting any such audit or inspection.

          Section 2.4 Computation of Interest and Fees; When Interest Due and
                      -------------------------------------------------------
Payable. Interest accruing on the outstanding principal balance of the Advances
-------
and fees hereunder outstanding from time to time shall be computed on the basis of actual number of days elapsed in a year of 360 days. Interest on the Revolving Advances shall be payable in arrears on the first day of each month and on the Termination Date.

          Section 2.5 Capital Adequacy. If any Related Lender determines at any
                      -----------------
time that its Return has been reduced as a result of any Rule Change, such Related Lender may require the Borrower to pay it the amount necessary to restore its Return to what it would have been had there been no Rule Change. For purposes of this Section 2.5:

          (a) "Capital Adequacy Rule" means any law, rule, regulation, guideline, directive, requirement or request regarding capital adequacy, or the interpretation or administration thereof by any governmental or regulatory authority, central bank or comparable agency, whether or not having the force of law, that applies to any Related Lender. Such rules include rules requiring financial institutions to maintain total capital in amounts based upon percentages of outstanding loans, binding loan commitments and letters of credit.

          (b) "Return," for any period, means the return as determined by such Related Lender on the Advances based upon its total capital requirements and a reasonable attribution formula that takes account of the Capital Adequacy Rules then in effect. Return may be calculated for each calendar quarter and for the shorter period between the end of a calendar quarter and the date of termination in whole of this Agreement.

          (c) "Rule Change" means any change in any Capital Adequacy Rule occurring after the date of this Agreement, but the term does not include any changes in applicable requirements that at the date of this Agreement are scheduled to take place under the existing Capital Adequacy Rules or any increases in the capital that any Related Lender is required to maintain to the extent that the increases are required due to a regulatory authority's assessment of the financial condition of such Related Lender.

          (d) "Related Lender" includes (but is not limited to) the Lender, any parent corporation of the Lender and any assignee of any interest of the Lender hereunder and any participant in the loans made hereunder.

Certificates of any Related Lender sent to the Borrower from time to time claiming compensation under this Section 2.5, stating the reason therefor and setting forth in reasonable detail the calculation of the additional amount or amounts to be paid to the Related Lender hereunder to restore its Return shall be conclusive absent manifest error. In determining such amounts, the Related Lender may use any reasonable averaging and attribution methods.

          Section 2.6 Voluntary Prepayment; Reduction of the Maximum Line;
                      ----------------------------------------------------
Termination of the Credit Facility by the Borrower. Except as otherwise
--------------------------------------------------
provided herein, the Borrower may prepay the Revolving Advances in whole at any time or from time to time in part. The Borrower may terminate the Credit Facility or reduce the Maximum Line at any time if it (i) gives the Lender at least 30 days' prior written notice and (ii) pays the Lender the prepayment, termination or line reduction fees in accordance with Section 2.7. Any reduction in the Maximum Line must be in an amount not less than $50,000 or an integral multiple thereof. If the Borrower reduces the Maximum Line to zero, all Obligations shall be immediately due and payable. Upon termination of the Credit Facility and payment and performance of all Obligations, the Lender shall release or terminate the Security Interest and the Security Documents to which the Borrower is entitled by law.

          Section 2.7 Termination,  Line Reduction and Prepayment Fees;  Waiver
                      ---------------------------------------------------------
of Termination,  Prepayment and Line Reduction Fees.
----------------------------------------------------

          (a) Termination and Line Reduction Fees. If the Credit Facility is terminated for any reason as of a date other than the Maturity Date, or the Borrower reduces the Maximum Line, the Borrower shall pay to the Lender a fee in an amount equal to a percentage of the Maximum Line (or the reduction, as the case may be) as follows:(i) three percent (3.0%) if the termination or reduction occurs on or before the first anniversary of the Funding Date; (ii) two percent (2.0%) if the termination or reduction occurs after the first anniversary of the Funding Date but on or before the second anniversary of the Funding Date; and (iii) one percent (1.0%) if the termination or reduction occurs after the second anniversary of the Funding Date.

          (b) Waiver of Termination, Line Reduction and Prepayment Fees. The Borrower will not be required to pay the termination, line reduction and prepayment fees otherwise due under this Section 2.7 if such termination, line reduction or prepayment is made because of refinancing of the Borrower by an affiliate of the Lender.

          Section 2.8 Mandatory Prepayment. Without notice or demand, if the
                      --------------------
outstanding principal balance of the Revolving Advances shall at any time exceed the Borrowing Base, the Borrower shall immediately prepay the Revolving Advances to the extent necessary to eliminate such excess. Any payment received by the Lender under this Section 2.8 or under Section 2.6 may be applied to the Obligations, in such order and in such amounts as the Lender, in its discretion, may from time to time determine.

          Section 2.9 Payment. All payments to the Lender shall be made in
                      -------
immediately available funds and shall be applied to the Obligations one (1) Banking Day after receipt by the Lender. The Lender may hold all payments not constituting immediately available funds for three (3) additional days before applying them to the Obligations. Notwithstanding anything in Section 2.1, the Borrower hereby authorizes the Lender, in its discretion at any time or from time to time without the Borrower's request and even if the conditions set forth in Section 4.2 would not be satisfied, to make a Revolving Advance in an amount equal to the portion of the Obligations from time to time due and payable.

          Section 2.10 Payment on Non-Banking Days. Whenever any payment to be
                       ----------------------------
made hereunder shall be stated to be due on a day which is not a Banking Day, such payment may be made on the next succeeding Banking Day, and such extension of time shall in such case be included in the computation of interest on the Advances or the fees hereunder, as the case may be.

          Section 2.11 Use of Proceeds. The Borrower shall use the proceeds of
                       ----------------
all Revolving Advances (i) to refinance all existing indebtedness of Borrower to Coast Business Credit and (ii) for ordinary working capital purposes.

          Section 2.12 Liability Records. The Lender may maintain from time to
                       -----------------
time, at its discretion, liability records as to the Obligations. All entries made on any such record shall be presumed correct until the Borrower establishes the contrary. Upon the Lender's demand, the Borrower will admit and certify in writing the exact principal balance of the Obligations that the Borrower then asserts to be outstanding. Any billing statement or accounting rendered by the Lender shall be conclusive and fully binding on the Borrower unless the Borrower gives the Lender specific written notice of exception within 30 days after receipt.

                                  ARTICLE III

                      Security Interest; Occupancy; Setoff
                      ------------------------------------

          Section 3.1 Grant of Security Interest. The Borrower hereby pledges,
                      ---------------------------
assigns and grants to the Lender a security interest (collectively referred to as the "Security Interest") in the Collateral, as security for the payment and performance of the Obligations.

          Section 3.2 Notification of Account Debtors and Other Obligors. The
                      ---------------------------------------------------
Lender may at any time (whether or not a Default Period then exists) notify any account debtor or other person obligated to pay the amount due that such right to payment has been assigned or transferred to the Lender for security and shall be paid directly to the Lender; provided, however, that if no Default
                                      --------  -------
Period then exists, the Lender agrees to provide two (2) Banking Days notice to the Borrower of its intent to so notify account debtors or such others obligors. The Borrower will join in giving such notice if the Lender so requests. At any time after the Borrower or the Lender gives such notice to an account debtor or other obligor, the Lender may, but need not, in the Lender's name or in the Borrower's name, (a) demand, sue for, collect or receive any money or property at any time payable or receivable on account of, or securing, any such right to payment, or grant any extension to, make any compromise or settlement with or otherwise agree to waive, modify, amend or change the obligations (including collateral obligations) of any such account debtor or other obligor; and (b) as the Borrower's agent and attorney-in-fact, notify the United States Postal Service to change the address for delivery of the Borrower's mail to any address designated by the Lender, otherwise intercept the Borrower's mail, and receive, open and dispose of the Borrower's mail, applying all Collateral as permitted under this Agreement and holding all other mail for the Borrower's account or forwarding such mail to the Borrower's last known address.

          Section 3.3 Assignment of Insurance. As additional security for the
                      ------------------------
payment and performance of the Obligations, the Borrower hereby assigns to the Lender any and all monies (including, without limitation, proceeds of insurance and refunds of unearned premiums) due or to become due under, and all other rights of the Borrower with respect to, any and all policies of insurance now or at any time hereafter covering the Collateral or any evidence thereof or any business records or valuable papers pertaining thereto, and the Borrower hereby directs the issuer of any such policy to pay all such monies directly to the Lender. At any time, whether or not a Default Period then exists, the Lender may (but need not), in the Lender's name or in the Borrower's name, execute and deliver proof of claim, receive all such monies, endorse checks and other instruments representing payment of such monies, and adjust, litigate, compromise or release any claim against the issuer of any such policy.

          Section 3.4 Occupancy.
                      ---------
          (a) The Borrower hereby irrevocably grants to the Lender the right to take possession of the Premises at any time during a Default Period.

          (b) The Lender may use the Premises only to hold, process, manufacture, sell, use, store, liquidate, realize upon or otherwise dispose of goods that are Collateral and for other purposes that the Lender may in good faith deem to be related or incidental purposes.

(but need not), in the Lender's name or in the Borrower's name, execute and deliver proof of claim, receive all such monies, endorse checks

          (c) The Lender's right to hold the Premises shall cease and terminate upon the earlier of (i) payment in full and discharge of all Obligations and termination of the Commitment, and (ii) final sale or disposition of all goods constituting Collateral and delivery of all such goods to purchasers.

          (d) The Lender shall not be obligated to pay or account for any rent or other compensation for the possession, occupancy or use of any of the Premises; provided, however, that if the Lender does pay or account for any rent or other compensation for the possession, occupancy or use of any of the Premises, the Borrower shall reimburse the Lender promptly for the full amount thereof. In addition, the Borrower will pay, or reimburse the Lender for, all taxes, fees, duties, imposts, charges and expenses at any time incurred by or imposed upon the Lender by reason of the execution, delivery, existence, recordation, performance or enforcement of this Agreement or the provisions of this Section 3.4.

          Section 3.5 License. The Borrower hereby grants to the Lender a
                      -------
non-exclusive, worldwide and royalty-free license to use or otherwise exploit all trademarks, franchises, trade names, copyrights and patents of the Borrower for the purpose of selling, leasing or otherwise disposing of any or all Collateral during any Default Period.

          Section 3.6 Financing Statement. A carbon, photographic or other
                      -------------------
reproduction of this Agreement or of any financing statements signed by the Borrower is sufficient as a financing statement and may be filed as a financing statement in any state to perfect the security interests granted hereby. For this purpose, the following information is set forth:

          Name and address of Debtor:

          ACT Teleconferencing Services, Inc.
          1526 Cole Blvd.
          Suite 300
          Golden, Colorado 80401
          Federal Tax Identification No.  41-1665759

          Name and address of Secured Party:

          Wells Fargo Business Credit, Inc.
          MAC C7300-300
          1740 Broadway
          Denver, Colorado 80274
          Federal Tax Identification No. 41-1237652

          Section 3.7 Setoff. During any Default Period, the Borrower agrees
                      ------
that the Lender may, at its sole discretion and without demand and without notice to anyone, setoff any liability owed to the Borrower by the Lender, whether or not due, against any Obligation, whether or not due. In addition, during such Default Period, each other Person holding a participating interest in any Obligations shall have the right to appropriate or setoff any deposit or other liability then owed by such Person to the Borrower, whether or not due, and apply the same to the payment of said participating interest, as fully as if such Person had lent directly to the Borrower the amount of such participating interest.

                                   ARTICLE IV

                              Conditions of Lending
                              ---------------------

          Section 4.1 Conditions Precedent to the Initial Revolving Advances.
                      ------------------------------------------------------
The Lender's obligation to make the initial Revolving hereunder shall be subject to the condition precedent that the Lender shall have received all of the following, each in form and substance satisfactory to the Lender:

          (a)  This Agreement, properly executed by the Borrower.

          (b)  The Note, properly executed by the Borrower.

          (c) A true and correct copy of any and all leases pursuant to which the Borrower is leasing the Premises, together with a landlord's disclaimer and consent with respect to each such lease.

          (d) An acknowledgment and waiver of liens from each public warehouse in which the Borrower is storing Inventory.

          (e) An acknowledgment and agreement from each licensor in favor of the Lender, together with a true, correct and complete copy of all license agreements.

          (f) The Lockbox Agreement, properly executed by the Borrower, Wells Fargo Bank and Regulus West, LLC.

          (g) The Subordination Agreement, properly executed by the Guarantor, and acknowledged by the Borrower.

          (h) Current searches of appropriate filing offices showing that (i) no state or federal tax liens have been filed and remain in effect against the Borrower, (ii) no financing statements or assignments of patents, trademarks or copyrights have been filed and remain in effect against the Borrower except those financing statements and assignments of patents, trademarks or copyrights relating to Permitted Liens or to liens held by Persons who have agreed in writing that upon receipt of proceeds of the Advances, they will deliver UCC releases and/or terminations and releases of such assignments of patents, trademarks or copyrights satisfactory to the Lender, and (iii) the Lender has duly filed all financing statements necessary to perfect the Security Interest, to the extent the Security Interest is capable of being perfected by filing.

          (i) A certificate of the Borrower's Secretary or Assistant Secretary certifying as to (i) the resolutions of the Borrower's directors and, if required, shareholders, authorizing the execution, delivery and performance of the Loan Documents, (ii) the Borrower's articles of incorporation and bylaws, and (iii) the signatures of the Borrower's officers or agents authorized to execute and deliver the Loan Documents and other instruments, agreements and certificates, including Advance requests, on the Borrower's behalf.

          (j) A current certificate issued by the Secretary of State of Minnesota, certifying that the Borrower is in compliance with all applicable organizational requirements of the State of Minnesota.

          (k) Evidence that the Borrower is duly licensed or qualified to transact business in all jurisdictions where the character of the property owned or leased or the nature of the business transacted by it makes such licensing or qualification necessary.

          (l) A certificate of an officer of the Borrower confirming, in his personal capacity, the representations and warranties set forth in Article V.

          (m) An opinion of counsel to the Borrower and the Guarantor, addressed to the Lender.

          (n) Certificates of the insurance required hereunder, with all hazard insurance containing a lender's loss payable endorsement in the Lender's favor and with all liability insurance naming the Lender as an additional insured.

          (o) A guaranty, properly executed by the Guarantor, pursuant to which the Guarantor unconditionally guarantees the full and prompt payment of all Obligations.

          (p) Evidence that the Borrower will have Availability of at least $300,000 immediately following the Advances made on the Funding Date, which Advances shall be in an amount sufficient to retire all of the Borrower's indebtedness to Coast Business Credit.

          (q) Receipt by Lender of a pay-off letter from Coast Business Credit including, without limitation, acknowledgments that upon payment of the outstanding indebtedness of the Borrower, (i) Coast Business Credit's revolving line of credit shall be terminated and (ii) any financing statements filed against the Borrower for the benefit of Coast Business Credit shall be terminated.

          (r) Receipt by Lender of a pay-off letter from Finova Mezzanine Capital, Inc. including, without limitation, acknowledgments that upon payment of the outstanding indebtedness of the Borrower, (i) the credit facility provided by Finova Mezzanine Capital Inc. to Guarantor shall be terminated and (ii) any financing statements filed against the Guarantor or the Borrower for the benefit of Finova Mezzanine Capital Inc. shall be terminated.

          (s) Receipt by Lender of an intercreditor agreement by and between the Lender and Wells Fargo Bank, N.A., duly executed by the parties thereto and in form and substance acceptable to the Lender.

          (t) Receipt by Lender of a side letter executed by Equitas, L.P., in form and substance acceptable to the Lender, pursuant to which Equitas, L.P. acknowledges that it has no security interest in the Borrower.

          (u) Payment of the fees and commissions due through the date of the initial Advance under Section 2.3 and expenses incurred by the Lender through such date and required to be paid by the Borrower under Section 9.6, Including all legal expenses incurred through the date of this Agreement.

          (v) Such other documents as the Lender in its sole discretion may require.

          Section 4.2 Conditions Precedent to All Advances. The Lender's
                      ------------------------------------
obligation to make each Advance shall be subject to the further conditions precedent that on such date:

          (a) the representations and warranties contained in Article V are correct on and as of the date of such Advance as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date; and

          (b) no event has occurred and is continuing, or would result from such Advance which constitutes a Default or an Event of Default.

                                   ARTICLE V
                         Representations and Warranties
                         ------------------------------

          The Borrower represents and warrants to the Lender as follows:

          Section 5.1 Corporate Existence and Power; Name; Chief Executive
                      ----------------------------------------------------
Office; Inventory and Equipment Locations; Tax Identification Number. The
--------------------------------------------------------------------
Borrower is a corporation,
duly organized, validly existing and in good standing under the laws of the State of Minnesota and is duly licensed or qualified to transact business in all jurisdictions where the character of the property owned or leased or the nature of the business transacted by it makes such licensing or qualification necessary. The Borrower has all requisite power and authority, corporate or otherwise, to conduct its business, to own its properties and to execute and deliver, and to perform all of its obligations under, the Loan Documents. During its existence, the Borrower has done business solely under the names set forth in Schedule 5.1 hereto. The Borrower's chief executive office and principal place of business is located at the address set forth in Schedule 5.1 hereto, and all of the Borrower's records relating to its business or the Collateral are kept at that location. All Inventory and Equipment is located at that location or at one of the other locations set forth in Schedule 5.1 hereto. The Borrower's tax identification number is correctly set forth in Section 3.6 hereto.

          Section 5.2 Authorization of Borrowing; No Conflict as to Law or
                      ----------------------------------------------------
Agreements. The execution, delivery and performance by the Borrower of the Loan
----------
Documents and the borrowings from time to time hereunder have been duly authorized by all necessary corporate or other action and do not and will not
(i) require any consent or approval of the Borrower's stockholders or members;
(ii) require any authorization, consent or approval by, or registration, declaration or filing with, or notice to, any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, or any third party, except such authorization, consent, approval, registration, declaration, filing or notice as has been obtained, accomplished or given prior to the date hereof; (iii) violate any provision of any law, rule or regulation (including, without limitation, Regulation X of the Board of Governors of the Federal Reserve System) or of any order, writ, injunction or decree presently in effect having applicability to the Borrower or of the Borrower's articles of incorporation or bylaws; (iv) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other material agreement, lease or instrument to which the Borrower is a party or by which it or its properties may be bound or affected; or (v) result in, or require, the creation or imposition of any mortgage, deed of trust, pledge, lien, security interest or other charge or encumbrance of any nature (other than the Security Interest) upon or with respect to any of the properties now owned or hereafter acquired by the Borrower.

          Section 5.3 Legal Agreements. This Agreement constitutes and, upon due
                      ----------------
execution by the Borrower, the other Loan Documents will constitute the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms.

Section 5.4 Subsidiaries. Except as set forth in Schedule 5.4 hereto, the
            ------------
Borrower has no Subsidiaries.

          Section 5.5 Financial Condition; No Adverse Change. The Borrower has
                      --------------------------------------
heretofore furnished to the Lender its unaudited financial statements for the fiscal years ended (i) December 31, 1997, (ii) December 31, 1998, and (iii) December 31, 1999 and its unaudited financial statements for the period ending November 30, 2000, and those statements fairly present the Borrower's financial condition on the dates thereof and the results of its operations and cash flows for the periods then ended and were prepared in accordance with generally accepted accounting principles. Since the date of the most recent financial statements, there has been no material adverse change in the Borrower's business, properties or condition (financial or otherwise).

          Section 5.6 Litigation. There are no actions, suits or proceedings
                      ----------
pending or, to the Borrower's knowledge, threatened against or affecting the Borrower or any of its Affiliates or the properties of the Borrower or any of its Affiliates before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, which, if determined adversely to the Borrower or any of its Affiliates, would have a material adverse effect on the financial condition, properties or operations of the Borrower or any of its Affiliates.

          Section 5.7 Regulation U. The Borrower is not engaged in the business
                      ------------
of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System), and no part of the proceeds of any Advance will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock.

          Section 5.8 Taxes. The Borrower and its Affiliates have paid or caused
                      -----
to be paid to the proper authorities when due all federal, state and local taxes required to be withheld by each of them. The Borrower and its Affiliates have filed all federal, state and local tax returns which to the knowledge of the officers of the Borrower or any Affiliate, as the case may be, are required to be filed, and the Borrower and its Affiliates have paid or caused to be paid to the respective taxing authorities all taxes as shown on said returns or on any assessment received by any of them to the extent such taxes have become due.

          Section 5.9 Titles and Liens. The Borrower has good and absolute title
                      ----------------
to all Collateral described in the collateral reports provided to the Lender and all other Collateral, properties and assets reflected in the latest financial statements referred to in Section 5.5 and all proceeds thereof, free and clear of all mortgages, security interests, liens and encumbrances, except for Permitted Liens. No financing statement naming the Borrower as debtor is on file in any office except to perfect only Permitted Liens.

          Section 5.10 Plans. Except as disclosed to the Lender in writing prior
                       -----
to the date hereof, neither the Borrower nor any of its Affiliates maintains or has maintained any Plan. Neither the Borrower nor any Affiliate has received any notice or has any knowledge to the effect that it is not in full compliance with any of the requirements of ERISA. No Reportable Event or other fact or circumstance which may have an adverse effect on the Plan's tax qualified status exists in connection with any Plan. Neither the Borrower nor any of its Affiliates has:

          (a)  Any accumulated funding deficiency within the meaning of ERISA;
     or

          (b) Any liability or knows of any fact or circumstances which could result in any liability to the Pension Benefit Guaranty Corporation, the Internal Revenue Service, the Department of Labor or any participant in connection with any Plan (other than accrued benefits which are or which may become payable to participants or beneficiaries of any such Plan).

                  Section 5.11 Default. The Borrower is in compliance with all
                               -------
provisions of all agreements, instruments, decrees and orders to which it is a party or by which it or its property is bound or affected, the breach or default of which could have a material adverse effect on the Borrower's financial condition, properties or operations.

                  Section 5.12 Environmental Matters.
                               ---------------------

                  (a)      Definitions. As used in this Agreement, the following
                           -----------
         terms shall have the following meanings:

                           (i)      "Environmental Law" means any federal,

                  state, local or other governmental statute, regulation, law or ordinance dealing with the protection of human health and the environment.

                          (ii) "Hazardous Substances" means pollutants, contaminants, hazardous substances, hazardous wastes, petroleum and fractions thereof, and all other chemicals, wastes, substances and materials listed in, regulated by or identified in any Environmental Law.

                  (b) To the Borrower's best knowledge, there are not present in, on or under the Premises any Hazardous Substances in such form or quantity as to create any liability or obligation for either the Borrower or the Lender under common law of any jurisdiction or under any Environmental Law, and to the Borrower's best knowledge, no Hazardous Substances have ever been stored, buried, spilled, leaked, discharged, emitted or released in, on or under the Premises in such a way as to create any such liability.

                  (c) To the Borrower's best knowledge, the Borrower has not disposed of Hazardous Substances in such a manner as to create any liability under any Environmental Law.

                  (d) There are not and there never have been any requests, claims, notices, investigations, demands, administrative proceedings, hearings or litigation, relating in any way to the Borrower and, to the Borrower's best knowledge, the Premises, alleging liability under, violation of, or noncompliance with any Environmental Law or any license, permit or other authorization issued pursuant thereto.
         To the Borrower's best knowledge, no such matter is threatened or impending.

                  (e) To the Borrower's best knowledge, the Borrower's businesses are and have in the past always been conducted in accordance with all Environmental Laws and all licenses, permits and other authorizations required pursuant to any Environmental Law and necessary for the lawful and efficient operation of such businesses are in the Borrower's possession and are in full force and effect. To the Borrower's best knowledge, no permit required under any Environmental Law is scheduled to expire within 12 months and there is no threat that any such permit will be withdrawn, terminated, limited or materially changed.

                  (f) To the Borrower's best knowledge, the Premises are not and never have been listed on the National Priorities List, the Comprehensive Environmental Response, Compensation and Liability Information System or any similar federal, state or local list, schedule, log, inventory or database.

                  (g) The Borrower has delivered to Lender all environmental assessments, audits, reports, permits, licenses and other documents describing or relating in any way to the Borrower's businesses or, to the Borrower's best knowledge, the Premises.

                  Section 5.13 Submissions to Lender. All financial and other
                               ---------------------
information provided to the Lender by or on behalf of the Borrower in connection with the Borrower's request for the credit facilities contemplated hereby is true and correct in all material respects and, as to projections, valuations or proforma financial statements, present a good faith opinion as to such projections, valuations and proforma condition and results.

                  Section 5.14 Financing Statements. The Borrower has provided
                               --------------------
to the Lender signed financing statements sufficient when filed to perfect the Security Interest and the other security interests created by the Security Documents. When such financing statements are filed in the offices noted therein, the Lender will have a valid and perfected security interest in all Collateral and all other collateral described in the Security Documents which is capable of being perfected by filing financing statements. None of the Collateral or other collateral covered by the Security Documents is or will become a fixture on real estate, unless a sufficient fixture filing is in effect with respect thereto.

                  Section 5.15 Rights to Payment. Each right to payment and each
                               -----------------
instrument, document, chattel paper and other agreement constituting or evidencing Collateral or other collateral covered by the Security Documents is (or, in the case of all future Collateral or such other collateral, will be when arising or issued) the valid, genuine and legally enforceable obligation, subject to no defense, setoff or counterclaim, of the account debtor or other obligor named therein or in the Borrower's records pertaining thereto as being obligated to pay such obligation.

                  Section 5.16 Financial Solvency.  Both before and after giving
                               ------------------
effect to the transactions contemplated in the Loan Documents, none of the Borrower or its Affiliates:

                  (a) was or will be insolvent, as that term is used and defined in Section 101(32) of the United States Bankruptcy Code and
         Section 2 of the Uniform Fraudulent Transfer Act;

                  (b) has unreasonably small capital or is engaged or about to engage in a business or a transaction for which any remaining assets of the Borrower or such Affiliate are unreasonably small;

                  (c) by executing, delivering or performing its obligations under the Loan Documents or other documents to which it is a party or by taking any action with respect thereto, intends to, nor believes that it will, incur debts beyond its ability to pay them as they mature;

                  (d) by executing, delivering or performing its obligations under the Loan Documents or other documents to which it is a party or by taking any action with respect thereto, intends to hinder, delay or defraud either its present or future creditors; and

                  (e) at this time contemplates filing a petition in bankruptcy or for an arrangement or reorganization or similar proceeding under any law of any jurisdiction, or, to the best knowledge of the Borrower, is the subject of any actual, pending or threatened bankruptcy, insolvency or similar proceedings under any law of any jurisdiction.

                                  ARTICLE VI

                        Borrower's Affirmative Covenants
                        --------------------------------

                  So long as the Obligations shall remain unpaid, or the Credit Facility shall remain outstanding, the Borrower will comply with the following requirements, unless the Lender shall otherwise consent in writing:

                  Section 6.1 Reporting Requirements. The Borrower will deliver,
                              ----------------------
or cause to be delivered, to the Lender each of the following, which shall be in form and detail acceptable to the Lender:

                  (a) as soon as available, and in any event within 120 days after the end of each fiscal year of the Borrower, the Borrower's audited financial statements with the unqualified opinion of independent certified public accountants selected by the Borrower and acceptable to the Lender, which annual financial statements shall include the Borrower's balance sheet as at the end of such fiscal year and the related statements of the Borrower's income, retained earnings and cash flows for the fiscal year then ended, prepared, if the Lender so requests, on a consolidating and consolidated basis to include any Affiliates, all in reasonable detail and prepared in accordance with GAAP, together with (i) copies of all management letters prepared by such accountants; (ii) a report signed by such accountants stating that in making the investigations necessary for said opinion they obtained no knowledge, except as specifically stated, of any Default or Event of Default hereunder and all relevant facts in reasonable detail to evidence, and the computations as to, whether or not the Borrower is in compliance with the requirements set forth in Sections 6.12, 6.13, 6.14, and 7.10; and (iii) a certificate of the Borrower's chief financial officer stating that such financial statements have been prepared in accordance with GAAP and whether or not such officer has knowledge of the occurrence of any Default or Event of Default hereunder and, if so, stating in reasonable detail the facts with respect thereto;

                  (b) as soon as available and in any event within 20 days after the end of each month, an unaudited/internal balance sheet and statements of income and retained earnings of the Borrower as at the end of and for such month and for the year to date period then ended, prepared, if the Lender so requests, on a consolidating and consolidated basis to include any Affiliates, in reasonable detail and stating in comparative form the figures for the corresponding date and periods in the previous year, all prepared in accordance with GAAP, subject to year-end audit adjustments; and accompanied by a certificate of the Borrower's chief financial officer, substantially in the form of Exhibit C hereto stating (i) that such financial statements have been prepared in accordance with GAAP, subject to year-end audit adjustments, (ii) whether or not such officer has knowledge of the occurrence of any Default or Event of Default hereunder not theretofore reported and remedied and, if so, stating in reasonable detail the facts with respect thereto, and
         (iii) all relevant facts in reasonable detail to evidence, and the computations as to, whether or not the Borrower is in compliance with the requirements set forth in Sections 6.12, 6.13, 6.14, and 7.10;

                  (c) within 20 days after the end of each month or more frequently if the Lender so requires, agings of the Borrower's accounts receivable and its accounts payable, and a calculation of the Borrower's Accounts and Eligible Accounts as at the end of such month or shorter time period;

                  (d) daily, receivables schedules, collection reports, deposit records, copies of invoices to account debtors in excess of $100,000, and credit memos;

                  (e) monthly, or more frequently if the Lender so requires, reports showing minutes used to support all Eligible Unbilled Receivables;

                  (f) at least 30 days before the beginning of each fiscal year of the Borrower, the projected balance sheets and income statements for each month of such year, each in reasonable detail, representing the Borrower's good faith projections and certified by the Borrower's chief financial officer as being the most accurate projections available and identical to the projections used by the Borrower for internal planning purposes, together with such supporting schedules and information as the Lender may in its discretion require;

                  (g) immediately after the commencement thereof, notice in writing of all litigation and of all proceedings before any governmental or regulatory agency affecting the Borrower of the type described in Section 5.12 or which seek a monetary recovery against the Borrower in excess of $50,000;

                  (h) as promptly as practicable (but in any event not later than five business days) after an officer of the Borrower obtains knowledge of the occurrence of any breach, default or event of default under any Security Document or any event which constitutes a Default or Event of Default hereunder, notice of such occurrence, together with a detailed statement by a responsible officer of the Borrower of the steps being taken by the Borrower to cure the effect of such breach, default or event;

                  (i) as soon as possible and in any event within 30 days after the Borrower knows or has reason to know that any Reportable Event with respect to any Plan has occurred, the statement of the Borrower's chief financial officer setting forth details as to such Reportable Event and the action which the Borrower proposes to take with respect thereto, together with a copy of the notice of such Reportable Event to the Pension Benefit Guaranty Corporation;

                  (j) as soon as possible, and in any event within 10 days after the Borrower fails to make any quarterly contribution required with respect to any Plan under Section 412(m) of the Internal Revenue Code of 1986, as amended, the statement of the Borrower's chief financial officer setting forth details as to such failure and the action which the Borrower proposes to take with respect thereto, together with a copy of any notice of such failure required to be provided to the Pension Benefit Guaranty Corporation;

                  (k) promptly upon knowledge thereof, notice of (i) any disputes or claims by the Borrower's customers exceeding $30,000 individually or $60,000 in the aggregate during any fiscal year of Borrower; (ii) any goods returned to or recovered by the Borrower; and (iii) any change in the persons constituting the Borrower's officers and directors or other governing body;

                  (l) promptly upon knowledge thereof, notice of any loss of or material damage to any Collateral or other collateral covered by the Security Documents or of any substantial adverse change in any Collateral or such other collateral or the prospect of payment thereof;

                  (m) promptly upon their distribution, copies of all financial statements, reports and proxy statements which the Borrower shall have sent to its stockholders or other equity holders;

                  (n) promptly after the sending or filing thereof, copies of all regular and periodic reports which the Borrower shall file with the Securities and Exchange Commission or any national securities exchange;

                  (o) as soon as possible, and in any event by not later than April 30th of each year, an updated financial statement of the Guarantor and copies of the state and federal tax returns and all schedules thereto of each of the Borrower and the Guarantor;

                  (p) promptly upon knowledge thereof, notice of the Borrower's violation of any law, rule or regulation, the non-compliance with which could materially and adversely affect the Borrower's business or its financial condition; and

                  (q) from time to time, with reasonable promptness, equipment schedules, copies of invoices to account debtors, shipment documents and delivery receipts for goods sold, and such other material, reports, records or information as the Lender may request.

                  Section 6.2 Books and Records; Inspection and Examination. The
                              ---------------------------------------------
Borrower will keep accurate books of record and account for itself pertaining to the Collateral and pertaining to the Borrower's business and financial condition and such other matters as the Lender may from time to time request in which true and complete entries will be made in accordance with GAAP and, upon the Lender's request, will permit any officer, employee, attorney or accountant for the Lender to audit, review, make extracts from or copy any and all corporate and financial books and records of the Borrower at all times during ordinary business hours, to send and discuss with account debtors and other obligors requests for verification of amounts owed to the Borrower, and to discuss the Borrower's affairs with any of its directors, officers, employees, agents, members or managers. The Borrower will permit the Lender, or its employees, accountants, attorneys or agents, to examine and inspect any Collateral, other collateral covered by the Security Documents or any other property of the Borrower at any time during ordinary business hours.

                  Section 6.3 Account Verification. The Lender may at any time
                              --------------------
and from time to time send or require the Borrower to send requests for verification of accounts or notices of assignment to account debtors and other obligors. The Lender may also at any time and from time to time contact account debtors and other obligors by telephone or other means to verify accounts.

                  Section 6.4 Compliance with Laws.
                              --------------------

                  (a) Borrower will (i) comply with the requirements of applicable laws and regulations, the non-compliance with which would materially and adversely affect its business or its financial condition and (ii) use and keep the Collateral, and require that others use and keep the Collateral, only for lawful purposes, without violation of any federal, state or local law, statute or ordinance.

                  (b) Without limiting the foregoing undertakings, the Borrower specifically agrees that it will comply with all applicable Environmental Laws and obtain and comply with all permits, licenses and similar approvals required by any Environmental Laws, and will not generate, use, transport, treat, store or dispose of any Hazardous Substances in such a manner as to create any liability or obligation under the common law of any jurisdiction or any Environmental Law.

                  Section 6.5 Payment of Taxes and Other Claims. The Borrower
                              ---------------------------------
will pay or discharge, when due, (a) all taxes, assessments and governmental charges levied or imposed upon it or upon its income or profits, upon any properties belonging to it (including, without limitation, the Collateral) or upon or against the creation, perfection or continuance of the Security Interest, prior to the date on which penalties attach thereto, (b) all federal, state and local taxes required to be withheld by it, and (c) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien or charge upon any properties of the Borrower; provided, that the Borrower shall not be required to pay any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings and for which proper reserves have been made.

                  Section 6.6 Maintenance of Properties.
                              -------------------------

                  (a) The Borrower will keep and maintain the Collateral, the other collateral covered by the Security Documents and all of its other properties necessary or useful in its business in good condition, repair and working order (normal wear and tear excepted) and will from time to time replace or repair any worn, defective, obsolete or broken parts; provided, however, that nothing in this
         Section 6.6 shall prevent the Borrower from discontinuing the operation and maintenance of any of its properties if such discontinuance is, in the Lender's judgment, desirable in the conduct of the Borrower's business and not disadvantageous in any material respect to the Lender.

                  (b) The Borrower will defend the Collateral against all claims or demands of all persons (other than the Lender) claiming the Collateral or any interest therein.

                  (c) The Borrower will keep all Collateral and other collateral covered by the Security Documents free and clear of all security interests, liens and encumbrances except Permitted Liens.

                  Section 6.7 Insurance. The Borrower will obtain and at all
                              ---------
times maintain insurance with insurers believed by the Borrower to be responsible and reputable, in such amounts and against such risks as may from time to time be required by the Lender, but in all events in such amounts and against such risks as is usually carried by companies engaged in similar business and owning similar properties in the same general areas in which the Borrower operates. Without limiting the generality of the foregoing, the Borrower will at all times maintain business interruption insurance including coverage for force majeure and keep all tangible Collateral insured against risks of fire (including so-called extended coverage), theft, collision (for Collateral consisting of motor vehicles) and such other risks and in such amounts as the Lender may reasonably request, with any loss payable to the Lender to the extent of its interest, and all policies of such insurance shall contain a lender's loss payable endorsement for the Lender's benefit acceptable to the Lender. All policies of liability insurance required hereunder shall name the Lender as an additional insured.

                  Section 6.8 Preservation of Existence. The Borrower will
                              -------------------------
preserve and maintain its existence and all of its rights, privileges and franchises necessary or desirable in the normal conduct of its business and shall conduct its business in an orderly, efficient and regular manner.

                  Section 6.9 Delivery of Instruments, etc. Upon request by the
                              ----------------------------
Lender, the Borrower will promptly deliver to the Lender in pledge all instruments, documents and chattel papers constituting Collateral, duly endorsed or assigned by the Borrower.

                  Section 6.10      Lockbox; Collateral Account.
                  ---------------------------

                  (a) The Borrower shall irrevocably direct all present and future Account debtors and other Persons obligated to make payments constituting Collateral to make such payments directly to the Lockbox. All of the Borrower's invoices, account statements and other written or oral communications directing, instructing, demanding or requesting payment of any Account or any other amount constituting Collateral shall conspicuously direct that all payments be made to the Lockbox and shall include the Lockbox address. All payments received in the Lockbox shall be processed to the Collateral Account.

                  (b) The Borrower agrees to deposit in the Collateral Account or, at the Lender's option, to deliver to the Lender all collections on Accounts, contract rights, chattel paper and other rights to payment constituting Collateral, and all other cash proceeds of Collateral, which the Borrower may receive directly notwithstanding its direction to Account debtors and other obligors to make payments to the Lockbox, immediately upon receipt thereof, in the form received, except for the Borrower's endorsement when deemed necessary. Until delivered to the Lender or deposited in a Collateral Account, all proceeds or collections of Collateral shall be held in trust by the Borrower for and as the property of the Lender and shall not be commingled with any funds or property of the Borrower.

                  (c) Amounts deposited in the Collateral Account shall not bear interest and shall not be subject to withdrawal by the Borrower, except after full payment and discharge of all Obligations.

                  (d) All deposits in the Collateral Account shall constitute proceeds of Collateral and shall not constitute payment of the Obligations. The Lender from time to time, shall, at the Borrower's request, after allowing two Banking Day, apply deposited funds in the Collateral Account to the payment of the Obligations, in any order or manner of application satisfactory to the Lender, by transferring such funds to the Lender's general account, and such deposits shall be applied to the Obligations after allowing an additional Banking Day for processing.

                  (e) All items deposited in the Collateral Account shall be subject to final payment. If any such item is returned uncollected, the Borrower will immediately pay the Lender, or, for items deposited in the Collateral Account, the bank maintaining such account, the amount of that item, or such bank at its discretion may charge any uncollected item to the Borrower's commercial account or other account. The Borrower shall be liable as an endorser on all items deposited in the Collateral Account, whether or not in fact endorsed by the Borrower.

                  Section 6.11 Performance by the Lender. If the Borrower at any
                               -------------------------
time fails to perform or observe any of the foregoing covenants contained in this Article VI or elsewhere herein, and if such failure shall continue for a period of ten calendar days after the Lender gives the Borrower written notice thereof (or in the case of the agreements contained in Sections 6.5, 6.7 and 6.10, immediately upon the occurrence of such failure, without notice or lapse of time), the Lender may, but need not, perform or observe such covenant on behalf and in the name, place and stead of the Borrower (or, at the Lender's option, in the Lender's name) and may, but need not, take any and all other actions which the Lender may reasonably deem necessary to cure or correct such failure (including, without limitation, the payment of taxes, the satisfaction of security interests, liens or encumbrances, the performance of obligations owed to account debtors or other obligors, the procurement and maintenance of insurance, the execution of assignments, security agreements and financing statements, and the endorsement of instruments); and the Borrower shall thereupon pay to the Lender on demand the amount of all monies expended and all costs and expenses (including reasonable attorneys' fees and legal expenses) incurred by the Lender in connection with or as a result of the performance or observance of such agreements or the taking of such action by the Lender, together with interest thereon from the date expended or incurred at the Revolving Floating Rate. To facilitate the Lender's performance or observance of such covenants of the Borrower, the Borrower hereby irrevocably appoints the Lender, or the Lender's delegate, acting alone, as the Borrower's attorney in fact (which appointment is coupled with an interest) with the right (but not the duty) from time to time to create, prepare, complete, execute, deliver, endorse or file in the name and on behalf of the Borrower any and all instruments, documents, assignments, security agreements, financing statements, applications for insurance and other agreements and writings required to be obtained, executed, delivered or endorsed by the Borrower under this Section 6.11.

                  Section 6.12 Minimum Book Net Worth. The Borrower will
                               ----------------------
maintain, as of each date described below, its Book Net Worth, at an amount not less than the amount set forth opposite such date:

                               Date                  Minimum Book Net Worth
                               ----                  ----------------------
                        January 31, 2001                    $6,737,000
                       February 28, 2001                    $6,836,000
                         March 31, 2001                     $7,015,000
                         April 30, 2001                     $7,141,000
                          May 31, 2001                      $7,412,000
                         June 30, 2001                      $7,659,000
                         July 31, 2001                      $7,866,000
                        August 31, 2001                     $8,135,000
                       September 30, 2001                   $8,460,000
                        October 31, 2001                    $8,905,000
                       November 30, 2001                    $9,274,000
                   December 31, 2001 and the                $9,569,000
                     last day of each month
                           thereafter

                  Section 6.13 Minimum Net Income. The Borrower will achieve as
                               ------------------
of each date described below, fiscal year-to-date Net Income of not less than the amount set forth opposite such date:

                Period                          Minimum Net Income
                ------                          ------------------
          Three months ended
            March 31, 2001                           $444,000

           Six months ended
            June 30, 2001                           $1,089,000

                Period                          Minimum Net Income
                ------                          ------------------
          Nine months ended
          September 30, 2001                        $1,890,000

         Twelve months ended
          December 31, 2001                         $2,999,000

                  Section 6.14 Minimum Debt Service Coverage Ratio. The Borrower
                               -----------------------------------
will maintain, as of the last day of each fiscal year of Borrower, a Debt Service Coverage Ratio of not less than 2.75 to 1.00.

                  Section 6.15 New Covenants. On or before December 31, 2001,
                               -------------
the Borrower and the Lender shall agree on new covenant levels for Sections 6.12, 6.13, 6.14 and 7.10 for periods after such date. The new covenant levels will be based on the Borrower's projections for such periods and shall be no less stringent than the present levels, but if the Borrower and the Lender do not agree, the Lender may designate the required amounts in its sole discretion and the failure by the Borrower to maintain the designated amounts shall constitute an Event of Default.

                                   ARTICLE VII

                               Negative Covenants
                               ------------------

                  So long as the Obligations shall remain unpaid, or the Credit Facility shall remain outstanding, the Borrower agrees that, without the Lender's prior written consent:

                  Section 7.1 Liens. The Borrower will not create, incur or
                              -----
suffer to exist any mortgage, deed of trust, pledge, lien, security interest, assignment or transfer upon or of any of its assets, now owned or hereafter acquired, to secure any indebtedness; excluding, however, from the operation of
                                      ---------  -------
the foregoing, the following (collectively, "Permitted Liens"):

                  (a) in the case of any of the Borrower's property which is not Collateral or other collateral described in the Security Documents, covenants, restrictions, rights, easements and minor irregularities in title which do not materially interfere with the Borrower's business or operations as presently conducted;

                  (b) mortgages, deeds of trust, pledges, liens, security interests and assignments in existence on the date hereof and listed in Schedule 7.1 hereto, securing indebtedness for borrowed money permitted under Section 7.2;

                  (c) the Security Interest and liens and security interests created by the Security Documents; and

                  (d) purchase money security interests relating to the acquisition of machinery and equipment of the Borrower not exceeding the lesser of cost or fair market value thereof and so long as no Default Period is then in existence and none would exist immediately after such acquisition.

                  Section 7.2 Indebtedness. The Borrower will not incur, create,
                              ------------
assume or permit to exist any indebtedness or liability on account of deposits or advances or any indebtedness for borrowed money or letters of credit issued on the Borrower's behalf, or any other indebtedness or liability evidenced by notes, bonds, debentures or similar obligations, except:

                  (a)      indebtedness arising hereunder;

                  (b) indebtedness of the Borrower in existence on the date hereof and listed in Schedule 7.2 hereto;

                  (c) indebtedness relating to liens permitted in accordance with Section 7.1;

                  (d) management fees permitted in accordance with Section 7.19; and

                  (e)      Permitted Intercompany Transfers; provided, that such
                                                             --------
         Permitted Intercompany Transfers do not exceed $250,000 in the aggregate in any fiscal year of Borrower.

                  Section 7.3 Guaranties. The Borrower will not assume,
                              ----------
guarantee, endorse or otherwise become directly or contingently liable in connection with any obligations of any other Person, except:

                  (a) the endorsement of negotiable instruments by the Borrower for deposit or collection or similar transactions in the ordinary course of business; and

                  (b) guaranties, endorsements and other direct or contingent liabilities in connection with the obligations of other Persons, in existence on the date hereof and listed in Schedule 7.2 hereto.

                  Section 7.4 Investments and Subsidiaries.
                              ----------------------------
                  (a) The Borrower will not purchase or hold beneficially any stock or other securities or evidences of indebtedness of, make or permit to exist any loans or advances to, or make any investment or acquire any interest whatsoever in, any other Person, including specifically but without limitation any partnership or joint venture, except:

                           (i) investments in direct obligations of the United States of America or any agency or instrumentality thereof whose obligations constitute full faith and credit obligations of the United States of America having a maturity of one year or less, commercial paper issued by U.S. corporations rated "A-1" or "A-2" by Standard & Poors Corporation or "P-1" or "P-2" by Moody's Investors Service or certificates of deposit or bankers' acceptances having a maturity of one year or less issued by members of the Federal Reserve System having deposits in excess of $100,000,000 (which certificates of deposit or bankers' acceptances are fully insured by the Federal Deposit Insurance Corporation);

                           (ii) travel advances or loans to the Borrower's officers and employees not exceeding at any one time an aggregate of $30,000;

                           (iii)    advances  in the form of  progress
                  payments, prepaid rent not exceeding two (2) months or security deposits;

                           (iv)     Permitted  Intercompany  Transfers;
                  provided,  that such Permitted  Intercompany  Transfers do not
                  --------
                  exceed $250,000 in the aggregate in any fiscal year of Borrower; and

                            (v)     advances or loans to the Guarantor;
                  provided, that (A) such advances or loans do not exceed at any
                  --------
                  time an aggregate amount equal to (x) fifty percent (50%) of the Borrower's After-Tax Net Income for the Borrower's current fiscal year-to-date period minus (y) the amount of dividends
                                             -----
                  or other distributions made by the Borrower to the Guarantor during such current fiscal year-to-date period and (B) no Default Period exists or would exist as a result of such advance or loan.

                  (b) The Borrower will not create or permit to exist any Subsidiary, other than any Subsidiary in existence on the date hereof and listed in Schedule 5.4.

                  Section 7.5 Dividends. Except as set forth below, the Borrower
                              ---------
will not declare or pay any dividends (other than dividends payable solely in stock or other equity interests of the Borrower) on any class of its stock or other equity interests or make any payment on account of the purchase, redemption or other retirement of any shares of such stock or other equity interests or make any distribution in respect thereof, either directly or indirectly. Notwithstanding the foregoing, so long as no Default Period exists or would exist as a result thereof, the Borrower shall be permitted to declare and/or pay dividends or other distributions to the Guarantor; provided, that
                                                              --------
such distributions shall at no time exceed in the aggregate an amount equal to
(i) fifty percent (50%) of the Borrower's After-Tax Net Income for the Borrower's current fiscal year-to-date period minus (ii) the amount of advances
                                              -----
or loans outstanding from the Borrower to the Guarantor,

                  Section 7.6 Sale or Transfer of Assets; Suspension of Business
                              --------------------------------------------------
Operations. The Borrower will not sell, lease, assign, transfer or otherwise
----------
dispose of (i) the stock of or other equity interest in any Subsidiary, (ii) all or a substantial part of its assets, or (iii) any Collateral or any interest therein (whether in one transaction or in a series of transactions) to any other Person other than the sale of Inventory in the ordinary course of business and will not liquidate, dissolve or suspend business operations. The Borrower will not in any manner transfer any property without prior or present receipt of full and adequate consideration.

                  Section 7.7 Consolidation and Merger; Asset Acquisitions. The
                              --------------------------------------------
Borrower will not consolidate with or merge into any Person, or permit any other Person to merge into it, or acquire (in a transaction analogous in purpose or effect to a consolidation or merger) all or substantially all the assets of any other Person.

                  Section 7.8 Sale and Leaseback. The Borrower will not enter
                              ------------------
into any arrangement, directly or indirectly, with any other Person whereby the Borrower shall sell or transfer any real or personal property, whether now owned or hereafter acquired, and then or thereafter rent or lease as lessee such property or any part thereof or any other property which the Borrower intends to use for substantially the same purpose or purposes as the property being sold or transferred.

                  Section 7.9 Restrictions on Nature of Business. The Borrower
                              ----------------------------------
will not engage in any line of business materially different from that presently engaged in by the Borrower and will not purchase, lease or otherwise acquire assets not related to its business.

                  Section 7.10 Capital Expenditures. The Borrower will not incur
                               --------------------
or contract to incur Capital Expenditures of more than $3,500,000 in the aggregate during its fiscal year ending December 31, 2001.

                  Section 7.11 Accounting. The Borrower will not adopt any
                               ----------
material change in accounting principles other than as required by GAAP. The Borrower will not adopt, permit or consent to any change in its fiscal year.

                  Section 7.12 Discounts, etc. The Borrower will not, after
                               --------------
notice from the Lender, grant any discount, credit or allowance to any customer of the Borrower or accept any return of goods sold, or at any time (whether before or after notice from the Lender) modify, amend, subordinate, cancel or terminate the obligation of any account debtor or other obligor of the Borrower.

                  Section 7.13 Defined Benefit Pension Plans. The Borrower will
                               -----------------------------
not adopt, create, assume or become a party to any defined benefit pension plan, unless disclosed to the Lender pursuant to Section 5.10.

                  Section 7.14 Other Defaults. The Borrower will not permit any
                               --------------
breach, default or event of default to occur under any note, loan agreement, indenture, lease, mortgage, contract for deed, security agreement or other contractual obligation binding upon the Borrower.

                  Section 7.15 Place of Business; Name. The Borrower will not
                               -----------------------
transfer its chief executive office or principal place of business, or move, relocate, close or sell any business location. The Borrower will not permit any tangible Collateral or any records pertaining to the Collateral to be located in any state or area in which, in the event of such location, a financing statement covering such Collateral would be required to be, but has not in fact been, filed in order to perfect the Security Interest. The Borrower will not change its name.

                  Section 7.16 Organizational Documents; S Corporation Status.
                               ----------------------------------------------
The Borrower will not amend its certificate of incorporation, articles of incorporation or other analogous organizational document, or its bylaws, operating agreement, or other analogous operational document. The Borrower will not become an S Corporation within the meaning of the Internal Revenue Code of 1986, as amended.

                  Section 7.17 Salaries. The Borrower will not pay excessive or
                               --------
unreasonable salaries, bonuses, commissions, consultant fees or other compensation. The Borrower will not increase the salary, bonus, commissions, consultant fees or other compensation of any director, officer or consultant, or any member of their families, by more than 15% in any one year, either individually or for all such persons in the aggregate, or pay any such increase from any source other than profits earned in the year of payment. For the purposes of this Section 7.17 the term "officers" shall only include (i) Gavin Thomson, as Vice-Chairman, Chief Financial Officer, Treasurer and Secretary;
(ii) Gerald Van Eeckhout, as Chairman and Chief Executive Officer; and (iii) Gene Warren, as Chief Operating Officer.

                  Section 7.18 Change in Ownership. The Borrower will not issue
                               -------------------
or sell any equity interest of the Borrower so as to change the percentage of voting and non-voting equity interest owned by each of the Borrower's equity holders, and the Borrower will not permit or suffer to occur the sale, transfer, assignment, pledge or other disposition of any or all of the issued and outstanding equity interests of the Borrower.

                  Section 7.19 Management Fees. The Borrower will not pay
                               ---------------
management fees or similar fees to any Person except that the Borrower may pay management fees to the Guarantor in an amount not to exceed three percent (3%) of the Borrower's annual revenues in the aggregate during any fiscal year of the Borrower, so long as no Default Period exists or would exist immediately after or as a result of any such payment.

                                   ARTICLE VIII

                     Events of Default, Rights and Remedies
                     --------------------------------------

                  Section 8.1 Events of Default. "Event of  Default", wherever
                              -----------------
used herein, means any one of the  following events:

                  (a) Default in the payment of the Obligations when they become due and payable;

                  (b) Default in the payment of any fees, commissions, costs or expenses required to be paid by the Borrower under this Agreement;

                  (c) Default in the performance, or breach, of any covenant or agreement of the Borrower contained in this Agreement;

                  (d) The Borrower or the Guarantor shall be or become insolvent, or admit in writing its inability to pay its debts as they mature, or make an assignment for the benefit of creditors; or the Borrower or the Guarantor shall apply for or consent to the appointment of any receiver, trustee, or similar officer for it or for all or any substantial part of its property; or such receiver, trustee or similar officer shall be appointed without the application or consent of the Borrower or the Guarantor, as the case may be; or the Borrower or the Guarantor shall institute (by petition, application, answer, consent or otherwise) any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, dissolution, liquidation or similar proceeding relating to it under the laws of any jurisdiction; or any such proceeding shall be instituted (by petition, application or otherwise) against the Borrower or the Guarantor; or any judgment, writ, warrant of attachment or execution or similar process shall be issued or levied against a substantial part of the property of the Borrower or the Guarantor;

                  (e) A petition shall be filed by or against the Borrower or the Guarantor under the United States Bankruptcy Code naming the Borrower or the Guarantor as debtor;

                  (f) Any representation or warranty made by the Borrower in this Agreement, by the Guarantor in any guaranty delivered to the Lender, or by the Borrower (or any of its officers) or the Guarantor in any agreement, certificate, instrument or financial statement or other statement contemplated by or made or delivered pursuant to or in connection with this Agreement or any such guaranty shall prove to have been incorrect in any material respect when deemed to be effective;

                  (g) The rendering against the Borrower of a final judgment, decree or order for the payment of money in excess of $75,000 and the continuance of such judgment, decree or order unsatisfied and in effect for any period of 30 consecutive days without a stay of execution;

                  (h) A default under any bond, debenture, note or other evidence of indebtedness of the Borrower owed to any Person other than the Lender, or under any indenture or other instrument under which any such evidence of indebtedness has been issued or by which it is governed, or under any lease of any of the Premises, and the expiration of the applicable period of grace, if any, specified in such evidence of indebtedness, indenture, other instrument or lease;

                  (i) Any Reportable Event, which the Lender determines in good faith might constitute grounds for the termination of any Plan or for the appointment by the appropriate United States District Court of a trustee to administer any Plan, shall have occurred and be continuing 30 days after written notice to such effect shall have been given to the Borrower by the Lender; or a trustee shall have been appointed by an appropriate United States District Court to administer any Plan; or the Pension Benefit Guaranty Corporation shall have instituted proceedings to terminate any Plan or to appoint a trustee to administer any Plan; or the Borrower shall have filed for a distress termination of any Plan under Title IV of ERISA; or the Borrower shall have failed to make any quarterly contribution required with respect to any Plan under
         Section 412(m) of the Internal Revenue Code of 1986, as amended, which the Lender determines in good faith may by itself, or in combination with any such failures that the Lender may determine are likely to occur in the future, result in the imposition of a lien on the Borrower's assets in favor of the Plan;

                  (j) An event of default shall occur under any Security Document or under any other security agreement, mortgage, deed of trust, assignment or other instrument or agreement securing any obligations of the Borrower hereunder or under any note;

                  (k) The Borrower shall liquidate, dissolve, terminate or suspend its business operations or otherwise fail to operate its business in the ordinary course, or sell all or substantially all of its assets, without the Lender's prior written consent;

                  (l) The Borrower shall fail to pay, withhold, collect or remit any tax or tax deficiency when assessed or due (other than any tax deficiency which is being contested in good faith and by proper proceedings and for which it shall have set aside on its books adequate reserves therefor) or notice of any state or federal tax liens shall be filed or issued;

                  (m) Default in the payment of any amount owed by the Borrower to the Lender other than any indebtedness arising hereunder;

                  (n) The Guarantor shall repudiate, purport to revoke or fail to perform any of its obligations under the guaranty in favor of the Lender or the Guarantor shall cease to exist;

                  (o) The Borrower shall take or participate in any action which would be prohibited under the provisions of any Subordination Agreement or make any payment on the Subordinated Fees (as defined in the Subordination Agreement) or any Subordinated Indebtedness (as such term may be defined in any Subordination Agreement) that any Person was not entitled to receive under the provisions of the Subordination Agreement.

                  (p) Any event or circumstance with respect to the Borrower shall occur such that the Lender shall believe in good faith that the prospect of payment of all or any part of the Obligations or the performance by the Borrower under the Loan Documents is impaired or any material adverse change in the business or financial condition of the Borrower shall occur.

                  (q) There shall occur any breach, default or event of default by or attributable to any Affiliate under any agreement between such Affiliate and the Lender.

                  (r) Gerald D. Van Eeckhout shall cease to be the Chief Executive Officer of the Borrower, and the Borrower shall fail to employ a replacement acceptable to the Lender in its sole discretion; provided, however, that such acceptance by the Lender shall not be
         --------  -------
         unreasonably withheld.

                  (s) Gavin J. Thomson shall cease to be the Chief Financial Officer of the Borrower, and the Borrower shall fail to employ a replacement acceptable to the Lender in its sole discretion; provided, however, that such acceptance by the Lender shall not be
         --------  -------
         unreasonably withheld.

                  Section 8.2       Rights and Remedies. During any Default
                                    -------------------
Period, the Lender may exercise any or all of the following rights and remedies:

                  (a) the Lender may, by notice to the Borrower, declare the Commitment to be terminated, whereupon the same shall forthwith terminate;

                  (b) the Lender may, by notice to the Borrower, declare the Obligations to be forthwith due and payable, whereupon all Obligations shall become and be forthwith due and payable, without presentment, notice of dishonor, protest or further notice of any kind, all of which the Borrower hereby expressly waives;

                  (c) the Lender may, without notice to the Borrower and without further action, apply any and all money owing by the Lender to the Borrower to the payment of the Obligations;

                  (d) the Lender may exercise and enforce any and all rights and remedies available upon default to a secured party under the UCC, including, without limitation, the right to take possession of Collateral, or any evidence thereof, proceeding without judicial process or by judicial process (without a prior hearing or notice thereof, which the Borrower hereby expressly waives) and the right to sell, lease or otherwise dispose of any or all of the Collateral, and, in connection therewith, the Borrower will on demand assemble the Collateral and make it available to the Lender at a place to be designated by the Lender which is reasonably convenient to both parties;

                  (e) the Lender may exercise and enforce its rights and remedies under the Loan Documents; and

                  (f) the Lender may exercise any other rights and remedies available to it by law or agreement.

Notwithstanding the foregoing, upon the occurrence of an Event of Default described in subsections (d) or (e) of Section 8.1, the Obligations shall be immediately due and payable automatically without presentment, demand, protest or notice of any kind.

                  Section 8.3 Certain Notices. If notice to the Borrower of any
                              ---------------
intended disposition of Collateral or any other intended action is required by law in a particular instance, such notice shall be deemed commercially reasonable if given (in the manner specified in Section 9.3) at least ten calendar days before the date of intended disposition or other action.

                                   ARTICLE IX

                                  Miscellaneous
                                  -------------

                  Section 9.1 No Waiver; Cumulative Remedies. No failure or
                              ------------------------------
delay by the Lender in exercising any right, power or remedy under the Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy under the Loan Documents. The remedies provided in the Loan Documents are cumulative and not exclusive of any remedies provided by law.

                  Section 9.2 Amendments, Etc. No amendment, modification,
                              ---------------
termination or waiver of any provision of any Loan Document or consent to any departure by the Borrower therefrom or any release of a Security Interest shall be effective unless the same shall be in writing and signed by the Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No notice to or demand on the Borrower in any case shall entitle the Borrower to any other or further notice or demand in similar or other circumstances.

                  Section 9.3 Addresses for Notices, Etc. Except as otherwise
                              --------------------------
expressly provided herein, all notices, requests, demands and other communications provided for under the Loan Documents shall be in writing and shall be (a) personally delivered, (b) sent by first class United States mail,
(c) sent by overnight courier of national reputation, or (d) transmitted by telecopy, in each case addressed or telecopied to the party to whom notice is being given at its address or telecopier number as set forth below:

                  If to the Borrower:

                  ACT Teleconferencing Services, Inc.
                  1526 Cole Boulevard
                  Suite 300
                  Golden, Colorado 80401
                  Telecopier: (303) 238-0096
                  Attention: Kenneth Knopp

                  If to the Lender:

                  Wells Fargo Business Credit, Inc.
                  MAC C7300-300
                  1740 Broadway
                  Denver, Colorado 80274-8625
                  Telecopier:  (303) 863-4904
                  Attention: Tony Lee

or, as to each party, at such other address or telecopier number as may hereafter be designated by such party in a written notice to the other party complying as to delivery with the terms of this Section. All such notices, requests, demands and other communications shall be deemed to have been given on (a) the date received if personally delivered, (b) when deposited in the mail if delivered by mail, (c) the date sent if sent by overnight courier, or
(d) the date of transmission if delivered by telecopy, except that notices or requests to the Lender pursuant to any of the provisions of Article II shall not be effective until received by the Lender.

                  Section 9.4 Further Documents. The Borrower will from time to
                              -----------------
time execute and deliver or endorse any and all instruments, documents, conveyances, assignments, security agreements, financing statements and other agreements and writings that the Lender may reasonably request in order to secure, protect, perfect or enforce the Security Interest or the Lender's rights under the Loan Documents (but any failure to request or assure that the Borrower executes, delivers or endorses any such item shall not affect or impair the validity, sufficiency or enforceability of the Loan Documents and the Security Interest, regardless of whether any such item was or was not executed, delivered or endorsed in a similar context or on a prior occasion).

                  Section 9.5 Collateral. This Agreement does not contemplate a
                              ----------
sale of accounts, contract rights or chattel paper, and, as provided by law, the Borrower is entitled to any surplus and shall remain liable for any deficiency. The Lender's duty of care with respect to Collateral in its possession (as imposed by law) shall be deemed fulfilled if it exercises reasonable care in physically keeping such Collateral, or in the case of Collateral in the custody or possession of a bailee or other third person, exercises reasonable care in the selection of the bailee or other third person, and the Lender need not otherwise preserve, protect, insure or care for any Collateral. The Lender shall not be obligated to preserve any rights the Borrower may have against prior parties, to realize on the Collateral at all or in any particular manner or order or to apply any cash proceeds of the Collateral in any particular order of application.

                  Section 9.6 Costs and Expenses. The Borrower agrees to pay on
                              ------------------
demand all costs and expenses, including (without limitation) attorneys' fees, incurred by the Lender in connection with the Obligations, this Agreement, the Loan Documents, and any other document or agreement related hereto or thereto, and the transactions contemplated hereby, including without limitation all such costs, expenses and fees incurred in connection with the negotiation, preparation, execution, amendment, administration, performance, collection and enforcement of the Obligations and all such documents and agreements and the creation, perfection, protection, satisfaction, foreclosure or enforcement of the Security Interest.

                  Section 9.7 Indemnity. In addition to the payment of expenses
                              ---------
pursuant to Section 9.6, the Borrower agrees to indemnify, defend and hold harmless the Lender, and any of its participants, parent corporations, subsidiary corporations, affiliated corporations, successor corporations, and all present and future officers, directors, employees, attorneys and agents of the foregoing (the "Indemnitees") from and against any of the following (collectively, "Indemnified Liabilities"):

                  (a) any and all transfer taxes, documentary taxes, assessments or charges made by any governmental authority by reason of the execution and delivery of the Loan Documents or the making of the Advances;

                  (b) any claims, loss or damage to which any Indemnitee may be subjected if any representation or warranty contained in
         Section 5.12 proves to be incorrect in any respect or as a result of any violation of the covenant contained in Section 6.4(b); and

                  (c) any and all other liabilities, losses, damages, penalties, judgments, suits, claims, costs and expenses of any kind or nature whatsoever (including, without limitation, the reasonable fees and disbursements of counsel) in connection with the foregoing and any other investigative, administrative or judicial proceedings, whether or not such Indemnitee shall be designated a party thereto, which may be imposed on, incurred by or asserted against any such Indemnitee, in any manner related to or arising out of or in connection with the making of the Advances and the Loan Documents or the use or intended use of the proceeds of the Advances.

If any investigative, judicial or administrative proceeding arising from any of the foregoing is brought against any Indemnitee, upon such Indemnitee's request, the Borrower, or counsel designated by the Borrower and satisfactory to the Indemnitee, will resist and defend such action, suit or proceeding to the extent and in the manner directed by the Indemnitee, at the Borrower's sole costs and expense. Each Indemnitee will use its best efforts to cooperate in the defense of any such action, suit or proceeding. If the foregoing undertaking to indemnify, defend and hold harmless may be held to be unenforceable because it violates any law or public policy, the Borrower shall nevertheless make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. The Borrower's obligation under this Section 9.79.7 shall survive the termination of this Agreement and the discharge of the Borrower's other obligations hereunder.

                  Section 9.8 Participants. The Lender and its participants, if
                              ------------
any, are not partners or joint venturers, and the Lender shall not have any liability or responsibility for any obligation, act or omission of any of its participants. All rights and powers specifically conferred upon the Lender may be transferred or delegated to any of the Lender's participants, successors or assigns.

                  Section 9.9 Execution in Counterparts. This Agreement and
                              -------------------------
other Loan Documents may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

                  Section 9.10 Binding Effect; Assignment; Complete Agreement;
                               -----------------------------------------------
Exchanging Information. The Loan Documents shall be binding upon and inure to
----------------------
the benefit of the Borrower and the Lender and their respective successors and assigns, except that the Borrower shall not have the right to assign its rights thereunder or any interest therein without the Lender's prior written consent. This Agreement, together with the Loan Documents, comprises the complete and integrated agreement of the parties on the subject matter hereof and supersedes all prior agreements, written or oral, on the subject matter hereof. Without limiting the Lender's right to share information regarding the Borrower and its Affiliates with the Lender's participants, accountants, lawyers and other advisors, the Lender, Wells Fargo & Company, and all direct and indirect subsidiaries of Wells Fargo & Company, may exchange any and all information they may have in their possession regarding the Borrower and its Affiliates, and the Borrower waives any right of confidentiality it may have with respect to such exchange of such information.

                  Section 9.11 Severability of Provisions. Any provision of this
                               --------------------------
Agreement which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.

                  Section 9.12 Headings. Article and Section headings in this
                               --------
Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

                  Section 9.13 Governing Law; Jurisdiction, Venue; Waiver of
                               ---------------------------------------------
Jury Trial. The Loan Documents shall be governed by and construed in accordance
----------
with the substantive laws (other than conflict laws) of the State of Colorado. This Agreement shall be governed by and construed in accordance with the substantive laws (other than conflict laws) of the State of Colorado. The parties hereto hereby (i) consent to the personal jurisdiction of the state and federal courts located in the State of Colorado in connection with any controversy related to this Agreement; (ii) waive any argument that venue in any such forum is not convenient, (iii) agree that any litigation initiated by the Lender or the Borrower in connection with this Agreement or the other Loan Documents shall be venued in either the District Court for the City and County of Denver, Colorado, or the United States District Court, District of Colorado; and (iv) agree that a final judgment in any such suit, action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. THE PARTIES WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED ON OR PERTAINING TO THIS AGREEMENT.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

WELLS FARGO BUSINESS CREDIT, INC.         ACT TELECONFERENCING SERVICES, INC.

By:_________________________________      By:_________________________________
   Name:                                     Name:
   Title:                                    Title:

                        TABLE OF EXHIBITS AND SCHEDULES

Exhibit A                   Form of Revolving Note
Exhibit B                   Compliance Certificate
Exhibit C                   Premises

                               -------------------

Schedule 2.12               Sources and Uses of Funds
Schedule 5.1 Trade Names, Chief Executive Office, Principal Place of Business, and Locations of Collateral
Schedule 5.4                Subsidiaries
Schedule 7.1                Permitted Liens
Schedule 7.2                Permitted Indebtedness and Guaranties

                                 REVOLVING NOTE

$4,000,000                                                      Denver, Colorado
                                                                  March __, 2001

                  For value received, the undersigned, ACT TELECONFERENCING SERVICES, INC., a Minnesota corporation (the "Borrower"), hereby promises to pay on the Termination Date under the Credit Agreement (defined below), to the order of WELLS FARGO BUSINESS CREDIT, INC., a Minnesota corporation (the "Lender"), at its main office in Denver, Colorado, or at any other place designated at any time by the holder hereof, in lawful money of the United States of America and in immediately available funds, the principal sum of FOUR MILLION AND NO/1OO DOLLARS ($4,000,000) or, if less, the aggregate unpaid principal amount of all Revolving Advances made by the Lender to the Borrower under the Credit Agreement (defined below) together with interest on the principal amount hereunder remaining unpaid from time to time, computed on the basis of the actual number of days elapsed and a 360-day year, from the date hereof until this Note is fully paid at the rate from time to time in effect under the Credit and Security Agreement of even date herewith (as the same may hereafter be amended, supplemented or restated from time to time, the "Credit Agreement") by and between the Lender and the Borrower. The principal hereof and interest accruing thereon shall be due and payable as provided in the Credit Agreement. This Note may be prepaid only in accordance with the Credit Agreement. All capitalized terms used but not otherwise defined herein have the meanings given to them in the Credit Agreement

                  This Note is issued pursuant, and is subject, to the Credit Agreement, which provides, among other things, for acceleration hereof. This
Note is the Revolving Note referred to in the Credit Agreement. This Note is secured, among other things, pursuant to the Credit Agreement and the Security Documents as therein defined, and may now or hereafter be secured by one or more other security agreements, mortgages, deeds of trust, assignments or other instruments or agreements.

                  The Borrower hereby agrees to pay all costs of collection, including attorneys' fees and legal expenses in the event this Note is not paid when due, whether or not legal proceedings are commenced.

                  Presentment or other demand for payment, notice of dishonor and protest are expressly waived.

                                             ACT TELECONFERENCING SERVICES, INC.

                                             By: _______________________________
                                                 Name:
                                                 Title:

                                      Exhibit B to Credit and Security Agreement

                             COMPLIANCE CERTIFICATE
                             -----------------------

To:               _____________________________________
                  Wells Fargo Business Credit, Inc.

Date:             __________________, _____

Subject:          ACT Teleconferencing Services, Inc.
                  Financial Statements

                  In accordance with our Credit and Security Agreement dated as of March __, 2001(the "Credit Agreement"), attached are the financial statements of ACT Teleconferencing Services, Inc. (the "Borrower") as of and for ________________, _____ (the "Reporting Date") and the year-to-date period then ended (the "Current Financials"). All terms used in this certificate have the meanings given in the Credit Agreement.

                  I certify that the Current Financials have been prepared in accordance with GAAP, subject to year-end audit adjustments, and fairly present the Borrower's financial condition and the results of its operations as of the date thereof.

                  Events of Default. (Check one):
                  -----------------

                  [_] The undersigned does not have knowledge of the occurrence of a Default or Event of Default under the Credit Agreement.

                  [_] The undersigned has knowledge of the occurrence of a Default or Event of Default under the Credit Agreement and attached hereto is a statement of the facts with respect to thereto.

                  I hereby certify to the Lender as follows:

                  [_] The Reporting Date does not mark the end of one of the Borrower's fiscal quarters, hence I am completing only paragraph __ below.

                  [_] The Reporting Date marks the end of one of the Borrower's fiscal quarters, hence I am completing all paragraphs below except paragraph __.

                  Financial Covenants. I further hereby certify as follows:
                  -------------------

                  1. Minimum Book Net Worth. Pursuant to Section 6.12 of the
                     ----------------------
         Credit Agreement, as of the Reporting Date, the Borrower's Book Net Worth was $____________, which [ ] satisfies [ ] does not satisfy the requirement that such amount be not less than $_____________ on the Reporting Date as set forth in table below:

                 Date                         Minimum Book Net Worth
                 ----                         ----------------------
           January 31, 2001                         $6,737,000
          February 28, 2001                         $6,836,000
            March 31, 2001                          $7,015,000
            April 30, 2001                          $7,141,000
             May 31, 2001                           $7,412,000
            June 30, 2001                           $7,659,000
            July 31, 2001                           $7,866,000
           August 31, 2001                          $8,135,000
          September 30, 2001                        $8,460,000
           October 31, 2001                         $8,905,000
          November 30, 2001                         $9,274,000
        December 31, 2001 and                       $9,569,000
           the last day of
        each month thereafter

                  2. Minimum Net Income. Pursuant to Section 6.13 of the Credit
                     ------------------
         Agreement, the Borrower's Net Income for the period ending on the Reporting Date was $____________, which [ ] satisfies [ ] does not satisfy the requirement that such amount be not less than $_____________ during such period as set forth in table below:

                Period                         Minimum Net Income
                ------                        --------------------
          Three months ended
            March 31, 2001                          $444,000

           Six months ended
            June 30, 2001                          $1,089,000

          Nine months ended
          September 30, 2001                       $1,890,000

         Twelve months ended
          December 31, 2001                        $2,999,000

                  3. Minimum Debt Service Coverage Ratio. Pursuant to Section
                     -----------------------------------
         6.14 of the Credit Agreement, as of the Reporting Date, the Borrower's Debt Service Coverage Ratio was _____ to 1.00 which [ ] satisfies [ ] does not satisfy the requirement that such ratio be no less than 2.75 to 1.00 on the Reporting Date.

                  4. Capital Expenditures. Pursuant to Section 7.10 of the
                     --------------------
         Credit Agreement, for the year-to-date period ending on the Reporting Date, the Borrower has expended or contracted to expend during the fiscal year ended December 31, _____, for Capital Expenditures, $__________________, which [ ] satisfies [ ] does not satisfy the requirement that such expenditures not exceed $__________ during such year.

                  5. Salaries. As of the Reporting Date, the Borrower [ ] is [ ]
                     --------
         is not in compliance with Section 7.17 of the Credit Agreement concerning salaries.

                  Attached hereto are all relevant facts in reasonable detail to evidence, and the computations of the financial covenants referred to above. These computations were made in accordance with GAAP.

                                             ACT TELECONFERENCING SERVICES, INC.

                                             By:________________________________
                                             Name:
                                             Title: Chief Financial Officer

                                      Exhibit C to Credit and Security Agreement

                                    PREMISES
                                    --------

                  The Premises referred to in the Credit and Security Agreement are described as follows:

1.       Denver Gas & Electric Building, 910 15th Street, Denver, Colorado

2.       Denver West Office Park, 1526 Cole Blvd., Suite 300, Golden, Colorado

3.       Holmdel Corporate Plaza, State Highway 35 and Union Avenue, Holmdel,
         New Jersey

                                  Schedule 2.12 to Credit and Security Agreement

                            SOURCES AND USES OF FUNDS
                            -------------------------

USES
         Coast Business Credit Payoff                              $  115,707.34
         Finovan Payoff (through distribution to ACT
            Teleconferencing, Inc.)                                $1,612,415.00
         Working Capital                                           $1,705,477,66
                                                                ----------------
                                                                   $3,433,600.00

SOURCES/RLOC                                                       $3,433,600.00

                                   Schedule 5.1 to Credit and Security Agreement

           TRADE NAMES, CHIEF EXECUTIVE OFFICE, PRINCIPAL PLACE OF BUSINESS,
           -----------------------------------------------------------------
                            AND LOCATIONS OF COLLATERAL
                            ---------------------------

                                   Trade Names
                                   -----------

                                   Action Call
                                  Ready Connect

               Chief Executive Office/Principal Place of Business
               --------------------------------------------------

                               1526 Cole Boulevard
                                    Suite 300
                             Golden, Colorado 80401

                     Other Inventory and Equipment Locations
                     ---------------------------------------

                    1. 3895 Newport Street, Denver, CO 80207
                      2. 111 8th Avenue, New York, NY 10003

                                   Schedule 5.4 to Credit and Security Agreement

                                  SUBSIDIARIES
                                  ------------

                                      NONE

                                   Schedule 7.1 to Credit and Security Agreement

                                 PERMITTED LIENS
                                 ---------------

        Creditor            Collateral              Jurisdiction        Filing Date         Filing No.
        --------            ----------              ------------        -----------         ----------
Wells Fargo              Equipment                Colorado
Bank, N.A.

                          [to be completed by Borrower]

                                   Schedule 7.2 to Credit and Security Agreement

                      PERMITTED INDEBTEDNESS AND GUARANTIES
                      -------------------------------------

                                  Indebtedness
                                  ------------

-----------------------------------------------------------------------------------------------------------
     Creditor                  Original        Principal Bal as      Maturity      Collateral
     --------                  --------        ----------------      --------      ----------
                                Amount          of 12/31/00
                                ------          -----------
-----------------------------------------------------------------------------------------------------------
Colonial Pacific              $ 75,000.00        $ 20,401.96           Dec-01       Compunetix
-----------------------------------------------------------------------------------------------------------
BSB/First Sierra              $ 75,000.00        $ 24,677.14           Feb-02       Bridge F
-----------------------------------------------------------------------------------------------------------
Granite/GF Funding            $ 56,933.50        $ 23,247.16           May-02       Telephone Equipment
-----------------------------------------------------------------------------------------------------------
LINC Capital/RCC              $311,856.23        $153,711.18           Aug-02       Bridge (concert)
-----------------------------------------------------------------------------------------------------------
USA Leasing-2                 $139,961.00        $ 64,487.98           Sep-02       120 Mini Contex
-----------------------------------------------------------------------------------------------------------
USA Leasing                   $ 36,051.00        $ 17,277.39           Sep-02       MUX (phone)
-----------------------------------------------------------------------------------------------------------
Spinnaker/GE Capital          $ 88,933.04        $ 47,111.24           Oct-02       Equipment
-----------------------------------------------------------------------------------------------------------
American Leasing              $ 17,999.00        $  9,148.12           Feb-03       Telephone Equipment
-----------------------------------------------------------------------------------------------------------
Granite 2/GF Funding          $ 81,116.55        $ 46,013.11           May-03       Telephone Equipment
-----------------------------------------------------------------------------------------------------------
United Capital                $ 83,659.20        $ 51,941.56           May-03       Equipment
-----------------------------------------------------------------------------------------------------------
Avaya                         $173,321.09        $168,575.92           Oct-05       Lucent PBX
-----------------------------------------------------------------------------------------------------------
Phoenix 1                                        $ 17,064.96           Jul-02       Furniture and Equipment
-----------------------------------------------------------------------------------------------------------
Phoenix 2                                        $ 17,134.96           Jul-02       Furniture and Equipment
-----------------------------------------------------------------------------------------------------------
Phoenix 3                                        $ 24,695.07           Sep-02       Furniture and Equipment
-----------------------------------------------------------------------------------------------------------
Phoenix 4                                        $ 79,112.75           Jan-03       Furniture and Equipment
-----------------------------------------------------------------------------------------------------------
Phoenix 5                                        $ 75,646.60           Feb-03       Furniture and Equipment
-----------------------------------------------------------------------------------------------------------
Phoenix 6                                        $ 21,015.00           Mar-03       Furniture and Equipment
-----------------------------------------------------------------------------------------------------------
Phoenix 7                                        $ 17,672.69           Apr-02       Furniture and Equipment
-----------------------------------------------------------------------------------------------------------
Phoenix 8                                        $ 28,896.69           Apr-03       Furniture and Equipment
-----------------------------------------------------------------------------------------------------------

                                   Guaranties
                                   ----------

       Primary Obligor              Amount and Description of          Beneficiary of Guaranty
       ---------------              -------------------------          -----------------------
                                      Obligation Guaranteed
                                      ---------------------
ACT Teleconferencing, Inc.                 $900,000                         Equitas, L.P.

                FIRST AMENDMENT TO CREDIT AND SECURITY AGREEMENT

         This First Amendment is made and effective as of March __, 2001 by and between ACT TELECONFERENCING SERVICES, INC., a Minnesota corporation (the "Borrower") and WELLS FARGO BUSINESS CREDIT, INC, a Minnesota corporation (the "Lender").

                                    RECITALS

         The Borrower and the Lender have entered into a Credit and Security Agreement dated as of March __, 2001 (the "Credit Agreement").

         The Borrower has requested that certain amendments be made to the Credit Agreement, which the Lender is willing to make pursuant to the terms and conditions set forth herein.

         NOW THEREFORE, in consideration of the premises and the mutual promises herein contained, the parties hereto agree as follows:

Defined Terms. Capitalized terms used in this Amendment which are defined in the
-------------
Credit Agreement shall have the same meanings as defined therein, unless otherwise defined herein. In addition, Section 1.1 of the Credit Agreement is amended by adding or amending, as the case may be, the following definitions:

                  "Unbilled Account Cap" means the lessor of (A) the Unbilled Limit and (B) 40% of all Accounts.

                  "Unbilled Limit" means an amount equal to $1,000,000; provided, however that beginning on May 1, 2001 and on the first day of
         --------  -------
         each calendar month thereafter, such limit shall be reduced by $50,000 until such time as the "Unbilled Limit" is equal in amount to $750,000.

Consent by Lender to Actions. Notwithstanding the prohibitions of Section 7.4
----------------------------
and 7.5 of the Credit Agreement and subject to the conditions set forth in this Amendment, the Lender hereby consents to a one-time upstream transfer or advance by the Borrower to the Guarantor in an aggregate amount not to exceed $850,000; provided that such funds shall be used solely for the repayment by Guarantor of indebtedness outstanding and owing to Finova Mezzanine Capital Inc. as of the _____________, 2001. The Lender hereby waives any Default or Event of Default which would otherwise arise pursuant to Sections 7.4 or 7.5 of the Credit Agreement in connection with such distribution. This consent and waiver shall be effective only in this specific instance and for the specific purpose for which it is given, and this consent and waiver shall not entitle the Borrower to any other or further waiver in any similar or other circumstances.

No Other Changes. Except as explicitly amended by this Amendment, all of the
----------------
terms and conditions of the Credit Agreement shall remain in full force and effect and shall apply to any advance or letter of credit thereunder.

Conditions Precedent. This Amendment shall be effective when the Lender shall
--------------------
have received an executed original hereof, together with each of the following, each in substance and form acceptable to the Lender in its sole discretion:

                  (a) The Acknowledgment and Agreement of Guarantor set forth at the end of this Amendment, duly executed by the Guarantor.

                  (b)      Such other matters as the Lender may require.

No Waiver. Except as explicitly set forth in paragraph 2 hereof, the execution
---------
of this Amendment and any documents related hereto shall not be deemed to be a waiver of any Default or Event of Default under the Credit Agreement or breach, default or event of default under any Security Document or other document held by the Lender, whether or not known to the Lender and whether or not existing on the date of this Amendment.

Release. The Borrower and the Guarantor by signing the Acknowledgment and
-------
Agreement of Guarantor set forth below, each hereby absolutely and unconditionally releases and forever discharges the Lender, and any and all participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing, from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which the Borrower has had, now has or has made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Amendment, whether such claims, demands and causes of action are matured or unmatured or known or unknown.

Miscellaneous. This Amendment may be executed in any number of counterparts,
-------------
each of which when so executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

                                             ACT TELECONFERENCING SERVICES, INC.

                                             By: ______________________________
                                                 Name:
                                                 Title:

                                             WELLS FARGO BUSINESS CREDIT, INC.

                                             By: ______________________________
                                                 Name:
                                                 Title:

                               SECOND AMENDMENT TO

                          CREDIT AND SECURITY AGREEMENT

         This Second Amendment, dated as of March __, 2002, is made by and between ACT TELECONFERENCING SERVICES, INC., a Minnesota corporation (the "Borrower"), and WELLS FARGO BUSINESS CREDIT, INC., a Minnesota corporation (the "Lender").

                                    RECITALS
         The Borrower and the Lender have entered into a Credit and Security Agreement dated as of March 30, 2001 (as amended to the date hereof and as the same may be further amended, restated or otherwise modified, the "Credit Agreement").

         The Borrower has requested that the Lender waive violations of certain covenants and amend certain terms of the Credit Agreement, which the Lender is willing to do pursuant to the terms and conditions set forth herein.

         NOW THEREFORE, in consideration of the premises and the mutual promises herein contained, the parties hereto agree as follows:

                                    ARTICLE X
Defined Terms. Capitalized terms used in this Amendment which are defined in the
-------------
Credit Agreement shall have the same meanings as defined therein, unless otherwise defined herein. In addition, Section 1.1 of the Credit Agreement is amended by adding or amending, as the case may be, the following definitions:

"Accounts" means all of the Borrower's accounts, as such term is defined in the UCC, including each and every right of the Borrower to the payment of money, whether such right to payment now exists or hereafter arises, whether such right to payment arises out of a sale, lease or other disposition of goods or other property, out of a rendering of services, out of a loan, out of the overpayment of taxes or other liabilities, or otherwise arises under any contract or agreement, whether such right to payment is created, generated or earned by the Borrower or by some other person who subsequently transfers such person's interest to the Borrower, whether such right to payment is or is not already earned by performance, and howsoever such right to payment may be evidenced, together with all other rights and interests (including all Liens) which the Borrower may at any time have by law or agreement against any account debtor or other obligor obligated to make any such payment or against any property of such account debtor or other obligor; all including but not limited to all present and future accounts, contract rights, loans and obligations receivable, chattel papers, bonds, notes and other debt instruments, tax refunds and rights to payment in the nature of general intangibles.

"Aggregate Permitted Transfers" means the sum of (i) all Permitted Intercompany Transfers, (ii) all loans, advances, dividends or other distributions to the Guarantor, and (iii) all unfinanced Capital Expenditures.

"Borrowing Base" means, at any time, the lesser of:

                  (a)      the Maximum Line; or

                  (b) subject to change from time to time in the Lender's sole discretion, the sum of:
                           (i)      85% of Eligible Billed Accounts, plus
                                                                     ----

                           (ii) the lesser of (A) the Unbilled Account Cap and (B) 70% of Eligible Unbilled Accounts; minus
                                    -----

                           (iii)    the Dilution Reserve.

"Cash Flow" means, for any fiscal year-to-date period, an amount equal to (i) Net Income, plus (ii) depreciation and amortization expense for such period,
            ----
minus (iii) Current Maturities of Long Term Debt, and minus (iv) twenty-five
-----                                                 ------
(25%) of any increase in all billed and Unbilled Accounts during such period.

"Collateral" means all of the Borrower's Accounts, chattel paper, deposit accounts, documents, Equipment, General Intangibles, goods, instruments, Inventory, Investment Property, letter-of-credit rights, letters of credit, and all sums on deposit in any Collateral Account, and any items in any Lockbox; together with (i) all substitutions and replacements for and products of any of the foregoing; (ii) in the case of all goods, all accessions; (iii) all accessories, attachments, parts, equipment and repairs now or hereafter attached or affixed to or used in connection with any goods; (iv) all warehouse receipts, bills of lading and other documents of title now or hereafter covering such goods; (v) all collateral subject to the Lien of any Security Document; (vi) any money, or other assets of the Borrower that now or hereafter come into the possession, custody, or control of the Lender; and (vii) proceeds of any and all of the foregoing.

"Dilution Reserve" means a reserve based upon excessively high dilution percentages in relation to advance rates in an amount to be set by Lender from time to time in its sole discretion.

"Lien" means any security interest, mortgage, deed of trust, pledge, lien, charge, encumbrance, title retention agreement or analogous instrument or device, including the interest of each lessor under any capitalized lease and the interest of any bondsman under any payment or performance bond, in, of or on any assets or properties of a Person, whether now owned or hereafter acquired and whether arising by agreement or operation of law.

"Net Income" means fiscal year-to-date after-tax net income, as determined in accordance with GAAP, excluding any and all extraordinary gains or losses.

"Permitted Intercompany Transfers" means, during any period, (i) the net decrease in Permitted Intercompany Debt after setoff by Borrower of any Permitted Intercompany Advances, plus (ii) the net increase in Permitted
                                 -----
Intercompany Advances after setoff by Borrower of any Permitted Intercompany Debt, as applicable; provided that the Borrower maintains, with the consent of
                     --------
the applicable Sister Company, the right to setoff all applicable accounts receivable and accounts payable relating to any such Permitted Intercompany Transfer.

                                    ARTICLE XI
Rules of Interpretation. Section 1.2 of the Credit Agreement is amended to read
-----------------------
as follows:

"Section 1.2 Other Definitional Terms; Rules of Interpretation. The words
             -------------------------------------------------
"hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. All accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP. All terms defined in the UCC and not otherwise defined herein have the meanings assigned to them in the UCC. References to Articles, Sections, subsections, Exhibits, Schedules and the like, are to Articles, Sections and subsections of, or Exhibits or Schedules attached to, this Agreement unless otherwise expressly provided. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". Unless the context in which used herein otherwise clearly requires, "or" has the inclusive meaning represented by the phrase "and/or". Defined terms include in the singular number the plural and in the plural number the singular. Reference to any agreement (including the Loan Documents), document or instrument means such agreement, document or instrument as amended or modified and in effect from time to time in accordance with the terms thereof (and, if applicable, in accordance with the terms hereof and the other Loan Documents), except where otherwise explicitly provided, and reference to any promissory note includes any promissory note which is an extension or renewal thereof or a substitute or replacement therefor. Reference to any law, rule, regulation, order, decree, requirement, policy, guideline, directive or interpretation means as amended, modified, codified, replaced or reenacted, in whole or in part, and in effect on the determination date, including rules and regulations promulgated thereunder."

                                  ARTICLE XII
Financing Statements. Section 3.6 of the Credit Agreement is amended by adding
---------------------
the following new sentence before the first sentence of that Section:

"The Borrower authorizes the Lender to file from time to time where permitted by law, such financing statements against collateral described as "all personal property" as the Lender deems necessary or useful to perfect the Security Interest."

                                  ARTICLE XIII
Minimum Book Net Worth. Section 6.12 of the Credit Agreement is hereby amended
----------------------
to read in its entirety as follows:

"Section 6.12 Minimum Book Net Worth. The Borrower will maintain, as of each
              ----------------------
date described below, its Book Net Worth at an amount not less than the amount set forth opposite such date:

                 Date                               Minimum Book Net Worth
                 ----                               ----------------------
           January 31, 2002                              $13,789,000
          February 28, 2002                              $13,869,000
            March 31, 2002                               $13,973,000
            April 30, 2002                               $14,058,000
             May 31, 2002                                $14,187,000
            June 30, 2002                                $14,316,000
            July 31, 2002                                $14,469,000
           August 31, 2002                               $14,643,000
          September 30, 2002                             $14,815,000
           October 31, 2002                              $15,040,000
          November 30, 2002                              $15,199,000
December 31, 2002 and the last day of
        each month thereafter                            $15,358,000"

                                  ARTICLE XIV
Minimum Net Income. Section 6.13 of the Credit Agreement is hereby amended to
------------------
read in its entirety as follows:

"Section 6.13 Minimum Net Income. The Borrower will achieve, during each period
              ------------------
described below, Net Income of not less than the amount set forth opposite such date:

                 Date                                 Minimum Net Income
                 ----                                 -------------------
         Three months ending
            March 31, 2002                                $  273,000

          Six months ending
            June 30, 2002                                 $  616,000

          Nine months ending
          September 30, 2002                              $1,115,000

         Twelve months ending
           December 31, 2002                              $1,658,000"

                                 ARTICLE XV
New Covenants. Section 6.15 of the Credit Agreement is hereby amended to read
-------------
in its entirety as follows:

"Section 6.15 New Covenants. On or before December 31, 2002, the Borrower and
              -------------
the Lender shall agree on new covenant levels for Sections 6.12, 6.13, 6.14, and 7.10 for periods after such date. The new covenant levels will be based on the Borrower's projections for such periods and shall be no less stringent than the present levels, but if the Borrower and the Lender do not agree, the Lender may designate the required amounts in its sole discretion and the failure by the Borrower to maintain the designated amounts shall constitute an Event of Default."

                                ARTICLE XVI
Indebtedness. Subsection (e) of Section 7.2 of the Credit Agreement is
------------

hereby amended to read in its entirety as follows:

"(e) Permitted Intercompany Advances; provided, that (i) for all period ending
                                      --------
on or prior to December 31, 2001, such Permitted Intercompany Transfers do not exceed $250,000 in the aggregate and (ii) during any month from January 1, 2002 and thereafter, the amount of Aggregate Permitted Transfers for the current fiscal year-to-date period does not exceed the Borrower's Cash Flow for such current fiscal year-to-date period."

                                ARTICLE XVII
Investments and Subsidiaries. Romanettes (iv) and (v) of subsection (a)
----------------------------
of Section 7.4 of the Credit Agreement are hereby amended to read in their entirety as follows:

"(iv) Permitted Intercompany Transfers; provided, that (A) for all periods
                                        --------
ending on or prior to December 31, 2001, such Permitted Intercompany Transfers do not exceed $250,000 in the aggregate and (B) during any month from January 1, 2002 and thereafter, the amount of Aggregate Permitted Transfers for the current fiscal year-to-date period does not exceed the Borrower's Cash Flow for such current fiscal year-to-date period; and

(v) advances or loans to the Guarantor; provided, that (A) for all periods
                                        --------
ending on or prior to December 31, 2001, such advances or loans do not exceed at any time an aggregate amount equal to (x) fifty percent (50%) of the Borrower's After-Tax Net Income for the Borrower's current fiscal year-to-date period minus
                                                                           -----
(y) the amount of dividends or other distributions made by the Borrower to the Guarantor during such current fiscal year-to-date period; (B) during any month from January 1, 2002 and thereafter, the amount of Aggregate Permitted Transfers for the current fiscal year-to-date period does not exceed the Borrower's Cash Flow for such current fiscal year-to-date period; and (C) no Default Period exists or would exist as a result of such advance or loan."

                                  ARTICLE XVIII
Dividends. Section 7.5 of the Credit Agreement is hereby amended to read
---------
in its entirety as follows:

"Section 7.5 Dividends. Except as set forth below, the Borrower will not
             ---------
declare or pay any dividends (other than dividends payable solely in stock or other equity interests of the Borrower) on any class of its stock or other equity interests or make any payment on account of the purchase, redemption or other retirement of any shares of such stock or other equity interests or make any distribution in respect thereof, either directly or indirectly. Notwithstanding the foregoing, so long as no Default Period exists or would exist as a result thereof, the Borrower shall be permitted to declare and/or pay dividends or other distributions to the Guarantor; provided, that (A) for
                                                       --------
all periods ending on or prior to December 31, 2001, such distributions shall at no time exceed in the aggregate an amount equal to (i) fifty percent (50%) of the Borrower's After-Tax Net Income for the Borrower's current fiscal year-to-date period minus (ii) the amount of advances or loans outstanding from
                    -----
the Borrower to the Guarantor and (B) during any month from January 1, 2002 and thereafter, the amount of Aggregate Permitted Transfers for the current fiscal year-to-date period does not exceed the Borrower's Cash Flow for such current fiscal year-to-date period"
                                  ARTICLE XVIII
Capital Expenditures. Section 7.10 of the Credit Agreement is hereby amended to
--------------------
read in its entirety as follows:

"Section 7.10 Capital Expenditures. The Borrower will not incur or contract to
              --------------------
incur unfinanced Capital Expenditures of more than $2,300,000 in the aggregate during its fiscal year ending December 31, 2002."

                                   ARTICLE XIX
No Other Changes. Except as explicitly amended by this Amendment, all of the
----------------
terms and conditions of the Credit Agreement shall remain in full force and effect and shall apply to any advance thereunder.

                                   ARTICLE XX
Waiver of Defaults.  The Borrower is in default of the following provisions of
------------------

the Credit Agreement (collectively, the "Defaults"):

               Section 20.1 Section 7.2(e) of the Credit Agreement, as the result of the Borrower's failure to limit Permitted Intercompany Transfers to $250,000 in the aggregate for the Borrower's fiscal year ending December 31, 2001.
               Section 20.2 Section 7.4(a)(iv) of the Credit Agreement, as the result of the Borrower's failure to limit Permitted Intercompany Transfers to $250,000 in the aggregate for the Borrower's fiscal year ending December 31, 2001.
               Section 20.3 Section 7.4(a)(v) of the Credit Agreement, as the result of the Borrower's failure to limit advances or loans to the Guarantor as required by such subsection for all periods ending on or prior to December 31, 2001.

Upon the terms and subject to the conditions set forth in this Amendment, the Lender hereby waives the Defaults which waiver shall be retroactively effective to January 1, 2002. The foregoing waivers shall be effective only in this specific instance and for the specific purpose for which they are given, and these waivers shall not entitle the Borrower to any other or further consent or waiver in any similar or other circumstances.

ARTICLE XXI Amendment Fee. The Borrower shall pay the Lender as of the date
            -------------
hereof a fully earned, non-refundable fee in the amount of $15,000 in consideration of the Lender's execution and delivery of this Amendment and the resulting waiver of defaults.
ARTICLE XXII Conditions Precedent. This Amendment, and the waiver set forth in
             --------------------
paragraph 12 hereof, shall be effective when the Lender shall have received an executed original hereof, together with each of the following, each in substance and form acceptable to the Lender in its sole discretion:
               Section 22.1 The Acknowledgment and Agreement of Guarantor set forth at the end of this Amendment, duly executed by the Guarantor.
               Section 22.2 The Acknowledgment and Agreement of Subordinated Creditors set forth at the end of this Amendment, duly executed by each Subordinated Creditor.
               Section 22.3 A Certificate of the Secretary of the Borrower certifying as to (i) the resolutions of the board of directors of the Borrower approving the execution and delivery of this Amendment, (ii) the fact that the articles of incorporation and bylaws of the Borrower, which were certified and delivered to the Lender pursuant to the Certificate of Authority of the Borrower's secretary or assistant secretary dated as of April 3, 2001 continue in full force and effect and have not been amended or otherwise modified except as set forth in the Certificate to be delivered, and (iii) certifying that the officers and agents of the Borrower who have been certified to the Lender, pursuant to the Certificate of Authority of the Borrower's secretary or assistant secretary dated as of April 3, 2001 as being authorized to sign and to act on behalf of the Borrower continue to be so authorized or setting forth the sample signatures of each of the officers and agents of the Borrower authorized to execute and deliver this Amendment and all other documents, agreements and certificates on behalf of the Borrower.
               Section 22.4 Payment of the fee described in paragraph 13.
               Section 22.5 Such other matters as the Lender may require.
ARTICLE XXIII Representations and Warranties. The Borrower hereby represents
              ------------------------------
                     and warrants to the Lender as follows:
               Section 23.1 The Borrower has all requisite power and authority to execute this Amendment and to perform all of its obligations hereunder, and this Amendment has been duly executed and delivered by the Borrower and constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms.
               Section 23.2 The execution, delivery and performance by the Borrower of this Amendment have been duly authorized by all necessary corporate action and do not (i) require any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) violate any provision of any law, rule or regulation or of any order, writ, injunction or decree presently in effect, having applicability to the Borrower, or the articles of incorporation or by-laws of the Borrower, or (iii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which the Borrower is a party or by which it or its properties may be bound or affected.
               Section 23.3 All of the representations and warranties contained in Article V of the Credit Agreement are correct on and as of the date hereof as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date.

ARTICLE XXIV References. All references in the Credit Agreement to "this ----------------------- Agreement" shall be deemed to refer to the Credit Agreement as amended hereby; and any and all references in the Security Documents to the Credit Agreement shall be deemed to refer to the Credit
                         Agreement as amended hereby.

ARTICLE XXV No Other Waiver. Except as set forth in paragraph 12 hereof, the
            ---------------
   execution of this Amendment and acceptance of any documents related hereto shall not be deemed to be a waiver of any Default or Event of Default under the Credit Agreement or breach, default or event of default under any Security Document or other document held by the Lender, whether or not known to the Lender and whether or not existing on the date of this Amendment.

ARTICLE XXVI Release. The Borrower, the Guarantor, by signing the Acknowledgment
             -------
  and Agreement of Guarantor set forth below, and each Subordinated Creditor, by signing the Acknowledgement and Agreement of Subordinated Creditors set forth below, each hereby absolutely and unconditionally releases and forever discharges the Lender, and any and all participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing, from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which the Borrower, the Guarantor or any Subordinated Creditor has had, now has or has made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Amendment, whether such claims, demands and causes of action are matured or unmatured or known or unknown.
ARTICLE XXVII Costs and Expenses. The Borrower hereby reaffirms its agreement
              ------------------
under the Credit Agreement to pay or reimburse the Lender on demand for all costs and expenses incurred by the Lender in connection with the Loan
Documents, including without limitation all reasonable fees and disbursements of legal counsel. Without limiting the generality of the foregoing, the
Borrower specifically agrees to pay all fees and disbursements of counsel to the Lender for the services performed by such counsel in connection with the preparation of this Amendment and the documents and instruments incidental hereto. The Borrower hereby agrees that the Lender may, at any time or from time to time in its sole discretion and without further authorization by the Borrower, make a loan to the Borrower under the Credit Agreement, or apply the proceeds of any loan, for the purpose of paying any such fees, disbursements, costs and expenses and the fee required under paragraph 13 hereof.
ARTICLE XXVIII Miscellaneous. This Amendment, the Acknowledgment and Agreement
               -------------
of Guarantor, and the Acknowledgement and Agreement of Subordinated Creditors may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

                                        ACT TELECONFERENCING SERVICES, INC.

                                        By:  ______________________________
                                             Name:
                                             Title:

                                        WELLS FARGO BUSINESS CREDIT, INC.

                                        By:  ______________________________
                                             Name:
                                             Title:

                    ACKNOWLEDGMENT AND AGREEMENT OF GUARANTOR
                  The undersigned, a guarantor of the indebtedness of ACT Teleconferencing Services, Inc. (the "Borrower") to Wells Fargo Business Credit, Inc. (the "Lender") pursuant to a Guaranty dated as of March 30, 2001 (the "Guaranty"), hereby (i) acknowledges receipt of the foregoing Amendment;
(ii) consents to the terms (including without limitation the release set forth in paragraph 18 of the Amendment) and execution thereof; (iii) reaffirms its obligations to the Lender pursuant to the terms of the Guaranty; and (iv) acknowledges that the Lender may amend, restate, extend, renew or otherwise modify the Credit Agreement and any indebtedness or agreement of the Borrower, or enter into any agreement or extend additional or other credit accommodations, without notifying or obtaining the consent of the undersigned and without impairing the liability of the undersigned under the Guaranty for all of the Borrower's present and future indebtedness to the Lender.

                                        ACT TELECONFERENCING, INC.

                                        By:  ______________________________
                                             Name:
                                             Title:

                 ACKNOWLEDGMENT AND AGREEMENT OF SUBORDINATED
                                  CREDITORS

                  The undersigned, each a subordinated creditor of ACT Teleconferencing Services, Inc. (the "Borrower") to Wells Fargo Business Credit, Inc. (the "Lender") pursuant to (x) for Wells Fargo Bank, National Association, an Intercreditor Agreement dated as March 30, 20001 and (y) for ACT Teleconferencing, Inc., a Subordination Agreement dated as March 30, 2001 (each, a "Subordination Agreements"), hereby (i) acknowledges receipt of the foregoing Amendment; (ii) consents to the terms (including without limitation the release set forth in paragraph 18 of the Amendment) and execution thereof;
(iii) reaffirms its obligations to the Lender pursuant to the terms of the respective Subordination Agreement; and (iv) acknowledges that the Lender may amend, restate, extend, renew or otherwise modify the Loan Documents and any indebtedness or agreement of the Borrower, or enter into any agreement or extend additional or other credit accommodations, without notifying or obtaining the consent of the undersigned and without impairing the obligations of the undersigned under the respective Subordination Agreement.

                                        WELLS FARGO BANK, NATIONAL
                                             ASSOCIATION

                                        By:  ______________________________
                                             Name:
                                             Title:

                                        ACT TELECONFERENCING, INC.

                                        By:  ______________________________
                                             Name:
                                             Title: